EXHIBIT 4(C)

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                              AMENDED AND RESTATED


                                 TRUST AGREEMENT


                                      among


                             DPL INC., as Depositor,


                              THE BANK OF NEW YORK,
                              as Property Trustee,


                        THE BANK OF NEW YORK (DELAWARE),
                              as Delaware Trustee,


                    THE ADMINISTRATIVE TRUSTEES NAMED HEREIN

                                       and

                     THE SEVERAL HOLDERS, AS HEREIN DEFINED


                           Dated as of August 31, 2001

                              DPL CAPITAL TRUST II

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                              DPL CAPITAL TRUST II

     Certain Sections of the Trust Agreement relating to Sections 310 through 318 of the Trust Indenture Act of 1939:

Trust Indenture                                                  Trust Agreement
Act Section                                                              Section

(S) 310(a)(1)................................................................8.1
         (a)(2)..............................................................8.1
         (a)(3)..............................................................8.9
         (a)(4).......................................................2.7(a)(ii)
         (b)    .............................................................8.8
(S) 311(a)      ............................................................8.13
         (b)    ............................................................8.13
(S) 312(a)      .............................................................5.7
         (b)    .............................................................5.7
         (c)    .............................................................5.7
(S) 313(a)      .........................................................8.14(a)
         (a)(4)..........................................................8.14(a)
         (b)    .........................................................8.14(b)
         (c)    ............................................................10.8
         (d)    .........................................................8.14(c)
(S) 314(a)      ............................................................8.15
         (b)    ..................................................Not Applicable
         (c)(1).............................................................8.16
         (c)(2).............................................................8.16
         (c)(3)...................................................Not Applicable
         (d)    ..................................................Not Applicable
         (e)    .......................................................1.1, 8.16
(S) 315(a)      ..................................................8.2(a), 8.4(a)
         (b)    .......................................................8.3, 10.8
         (c)    ..........................................................8.2(a)
         (d)    ........................................................8.2, 8.4
         (e)    ..................................................Not Applicable
(S) 316(a)      ............................................................5.14
         (a)(1)(A).......................................................5.14(c)
         (a)(1)(B).......................................................5.14(b)
         (a)(2)...................................................Not Applicable
         (b)    ............................................................5.14
         (c)    .............................................................6.7
(S) 317(a)(1).....................................................Not Applicable
         (a)(2)...................................................Not Applicable
         (b)    .............................................................5.9
(S) 318(a)      ...........................................................10.10

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Note:  This reconciliation and tie sheet shall not, for any purpose, be deemed to be a part of the Trust Agreement.


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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

                                    ARTICLE I

                                  DEFINED TERMS

Section 1.1.  Definitions......................................................1


                                   ARTICLE II

                            CONTINUATION OF THE TRUST

Section 2.1.  Name............................................................11
Section 2.2.  Office of the Delaware Trustee; Principal Place
              of Business.....................................................11
Section 2.3.  Initial Contribution of Trust Property; Organizational
              Expenses........................................................12
Section 2.4.  Issuance of the Capital Securities..............................12
Section 2.5.  Issuance of the Common Securities; Subscription and
              Purchase of Debentures..........................................12
Section 2.6.  Declaration of Trust............................................13
Section 2.7.  Authorization to Enter into Certain Transactions................13
Section 2.8.  Assets of Trust.................................................17
Section 2.9.  Title to Trust Property.........................................17


                                   ARTICLE III

                                 PAYMENT ACCOUNT

Section 3.1.  Payment Account.................................................17


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                                   ARTICLE IV

                            DISTRIBUTIONS; REDEMPTION

Section 4.1.  Distributions...................................................17
Section 4.2.  Redemption......................................................18
Section 4.3.  Subordination of Common Securities..............................20
Section 4.4.  Payment Procedures..............................................20
Section 4.5.  Tax Returns and Reports.........................................21
Section 4.6.  Payment of Taxes, Duties, Etc. of the Trust.....................21
Section 4.7.  Reduction for Payments under Indenture or Pursuant to
              Direct Actions..................................................21


                                    ARTICLE V

                          TRUST SECURITIES CERTIFICATES

Section 5.1.  Initial Ownership...............................................21
Section 5.2.  The Trust Securities Certificates; Execution and
              Delivery Thereof................................................21
Section 5.3.  Form of Trust Securities Certificates...........................22
Section 5.4.  Registration of Transfer and Exchange of Capital
              Securities Certificates.........................................23
Section 5.5.  Mutilated, Destroyed, Lost or Stolen Trust Securities
              Certificates....................................................24
Section 5.6.  Persons Deemed Securityholders..................................24
Section 5.7.  Access to List of Securityholders' Names and Addresses..........24
Section 5.8.  Maintenance of Office or Agency for Transfers...................24
Section 5.9.  Appointment of Paying Agent.....................................25
Section 5.10. Ownership of Common Securities by Depositor.....................25
Section 5.11. Book-Entry Interests............................................25
Section 5.12. Notices to Clearing Agency......................................28
Section 5.13. Procedures for Issuance of Definitive Capital Securities
              Certificates....................................................28
Section 5.14. Rights of Securityholders.......................................29


                                   ARTICLE VI

                    ACTS OF SECURITYHOLDERS; MEETINGS; VOTING

Section 6.1.  Limitations on Voting Rights....................................31
Section 6.2.  Notice of Meetings..............................................32
Section 6.3.  Meetings of Capital Securityholders.............................32
Section 6.4.  Voting Rights...................................................32
Section 6.5.  Proxies, etc....................................................33
Section 6.6.  Securityholder Action by Written Consent........................33
Section 6.7.  Record Date for Voting and Other Purposes.......................33
Section 6.8.  Acts of Securityholders.........................................33
Section 6.9.  Inspection of Records...........................................34


                                   ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES

Section 7.1.  Representations and Warranties of the Bank, the Property
              Trustee and the Delaware Trustee................................34
Section 7.2.  Representations and Warranties of Depositor.....................36


                                  ARTICLE VIII

                                  THE TRUSTEES

Section 8.1.  Corporate Property Trustee Required; Eligibility of Trustees....36
Section 8.2.  Certain Duties and Responsibilities.............................36


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Section 8.3.  Certain Notices.................................................39
Section 8.4.  Certain Rights of Property Trustee..............................39
Section 8.5.  Not Responsible for Recitals or Issuance of Trust Securities....42
Section 8.6.  May Hold Securities.............................................42
Section 8.7.  Compensation; Indemnity; Fees...................................42
Section 8.8.  Conflicting Interests...........................................44
Section 8.9.  Co-Trustees and Separate Trustee................................44
Section 8.10. Resignation and Removal; Appointment of Successor...............45
Section 8.11. Acceptance of Appointment by Successor..........................47
Section 8.12. Merger, Conversion, Consolidation or Succession to Business.....47
Section 8.13. Preferential Collection of Claims Against Depositor or Trust....47
Section 8.14. Reports by Property Trustee.....................................48
Section 8.15. Reports to the Property Trustee.................................48
Section 8.16. Evidence of Compliance with Conditions Precedent................49
Section 8.17. Number of Trustees..............................................49
Section 8.18. Delegation of Power.............................................49
Section 8.19. Fiduciary Duty..................................................50


                                   ARTICLE IX

                       TERMINATION, LIQUIDATION AND MERGER

Section 9.1.  Termination Upon Expiration Date................................50
Section 9.2.  Early Termination...............................................51
Section 9.3.  Termination.....................................................51
Section 9.4.  Liquidation.....................................................51
Section 9.5.  Mergers, Consolidations, Amalgamations or Replacements of
              the Trust.......................................................53


                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

Section 10.1. Limitation of Rights of Securityholders to Terminate
              Trust...........................................................54
Section 10.2. Amendment.......................................................54
Section 10.3. Separability....................................................55
Section 10.4. Governing Law...................................................55
Section 10.5. Payments Due on Non-Business Day................................56
Section 10.6. Successors......................................................56
Section 10.7. Headings........................................................56
Section 10.8. Reports, Notices and Demands....................................56
Section 10.9. Agreement Not to Petition.......................................57
Section 10.10.Trust Indenture Act; Conflict with Trust Indenture Act..........57
Section 10.11.Acceptance of Terms of Trust Agreement, Guarantee and
              Indenture.......................................................57
Section 10.12.Counterparts....................................................58


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EXHIBIT A     Certificate of Trust..........................................A-1

EXHIBIT B     Form of 144A Global Security..................................B-1

EXHIBIT C     Form of Regulation S Global Security..........................C-1

EXHIBIT D     Form of Definitive Capital Security Certificate...............D-1

EXHIBIT E     Form of Common Security Certificate...........................E-1

EXHIBIT F     Form of Letter to be Delivered by Institutional
              Accredited Investors..........................................F-1

EXHIBIT G     Form of Transfer Certificate - 144A Global Security
              to Regulation S Global Security...............................G-1

EXHIBIT H     Form of Transfer Certificate - Regulation S Global
              Security to 144A Global Security..............................H-1

EXHIBIT I     Form of Private Placement Legend..............................I-1


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     AMENDED AND RESTATED TRUST AGREEMENT, dated as of August 31, 2001, among
(i) DPL INC., an Ohio corporation (including any successors or assigns, the "DEPOSITOR"), (ii) The Bank of New York, a New York banking corporation, as property trustee (in such capacity, the "PROPERTY TRUSTEE" and, in its separate corporate capacity and not in its capacity as Property Trustee, the "BANK"),
(iii) The Bank of New York (Delaware), a banking corporation that maintains its principal place of business in Delaware, as Delaware trustee (the "DELAWARE TRUSTEE"), (iv) Allen M. Hill, an individual, and Stephen F. Koziar, Jr., an individual, each of whose address is c/o DPL Inc., Courthouse Plaza Southwest, Dayton, Ohio 45402 (each, an "ADMINISTRATIVE TRUSTEE" and collectively, the "ADMINISTRATIVE TRUSTEES") and (v) the several Holders, as hereinafter defined.

                                   WITNESSETH

     WHEREAS, the Depositor, the Delaware Trustee and an Administrative Trustee have heretofore duly declared and created a business trust pursuant to the Delaware Business Trust Act by entering into that certain Trust Agreement, dated as of August 23, 2001 (the "Original Trust Agreement"), and by the execution and filing with the Secretary of State of the State of Delaware of a Certificate of Trust, filed on August 23, 2001, substantially in the form attached as
Exhibit A;
----------

     WHEREAS, the Depositor and the Trustees desire to amend and restate the Original Trust Agreement in its entirety as set forth herein to provide for, among other things, (i) the issuance of the Common Securities by the Trust to the Depositor, (ii) the issuance and sale of the Capital Securities by the Trust pursuant to the Purchase Agreement, (iii) the acquisition by the Trust from the Depositor of all of the right, title and interest in the Debentures, and (iv) the mandatory exchange by the Property Trustee with the Depositor of the Private Debentures for the Exchange Debentures, and the exchange by the Trust with the Securityholders of the Private Capital Securities for the Exchange Capital Securities, each such exchange registered under the Securities Act; and

     WHEREAS, upon the effectiveness of the exchange registration statement referred to in the Exchange and Registration Rights Agreement, this Trust Agreement shall be subject to, and shall be governed by, the provisions of the Trust Indenture Act that are required to be part of and to govern indentures qualified under the Trust Indenture Act;

     NOW THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, each party, for the benefit of the other parties and for the benefit of the Securityholders, hereby amends and restates the Original Trust Agreement in its entirety and agrees as follows:


                                   ARTICLE I

                                  DEFINED TERMS
                                  -------------

     Section 1.1.  Definitions. For all purposes of this Trust Agreement, except
                   -----------
as otherwise expressly provided or unless the context otherwise requires:


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                   (a)  the terms defined in this Article have the meanings
assigned to them in this Article and include the plural as well as the singular;

                   (b) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                   (c) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Trust Agreement; and

                   (d)  the words "herein," "hereof" and "hereunder" and other
                                   ------    ------       ---------

words of similar import refer to this Trust Agreement as a whole and not to any particular Article, Section or other subdivision.

     "ACT" has the meaning specified in SECTION 6.8.

     "ADDITIONAL DISTRIBUTIONS" means, with respect to Trust Securities of a given Liquidation Amount and/or a given period, the amount of Additional Interest (as defined in the Indenture) paid by the Depositor on a Like Amount of Debentures for such period.

     "ADDITIONAL TAX SUMS" has the meaning specified in SECTION 4.08 of the Indenture.

     "ADMINISTRATIVE TRUSTEE" means a Person satisfying the eligibility requirements set forth in SECTION 8.1(b) and initially means each of Allen M. Hill and Stephen F. Koziar, Jr., solely in such Person's capacity as Administrative Trustee of the Trust heretofore created and continued hereunder and not in such Person's individual capacity, or such Administrative Trustee's successor in interest in such capacity, or any successor trustee appointed as herein provided.

     "AFFILIATE" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "BANK" has the meaning specified in the preamble to this Trust Agreement.

     "BANKRUPTCY EVENT" means, with respect to any Person:

                   (a) the entry of a decree or order by a court having jurisdiction in the premises judging such Person a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjudication or composition of or in respect of such Person under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of such Person or of any substantial part of its property or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or


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


                   (b) the institution by such Person of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of such Person or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due and its willingness to be adjudicated a bankrupt, or the taking of corporate action by such Person in furtherance of any such action.

     "BANKRUPTCY LAWS" has the meaning specified in SECTION 10.9.

     "BUSINESS DAY" means any day that is not a Saturday or Sunday and that is neither a legal holiday nor a day on which banking institutions in The City of New York are authorized or required by law or executive order to close or a day on which the Corporate Trust Office of the Property Trustee or the Debenture Trustee is closed for business.

     "CAPITAL SECURITIES CERTIFICATE" means a certificate evidencing ownership of Private Capital Securities, which certificate shall initially be substantially in the form attached as Exhibit B, Exhibit C or Exhibit D, or Exchange Capital Securities.

     "CAPITAL SECURITY" means an undivided beneficial interest in the assets of the Trust, having a Liquidation Amount of $1,000 and having the rights provided therefor in this Trust Agreement, including the right to receive Distributions and a Liquidation Distribution as provided herein. Unless the context otherwise requires, the term "Capital Securities" shall include (a) any Exchange Capital Securities to be issued and exchanged for any Private Capital Securities and (b) in each case, any Tranche of Capital Securities.

     "CERTIFICATE DEPOSITORY AGREEMENT" means the agreement among the Trust, the Property Trustee and DTC, as the initial Clearing Agency, dated as of the initial Closing Date, relating to the Capital Securities Certificates, as the same may be amended and supplemented from time to time.

     "CLEARING AGENCY" means an organization registered as a "clearing agency" pursuant to SECTION 17A of the Exchange Act. DTC will be the initial Clearing Agency.

     "CLEARING AGENCY PARTICIPANT" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

     "CLEARSTREAM" means Clearstream Banking, societe anonyme.

     "CLOSING DATE" means the date or dates on which the Capital Securities are issued and sold.

     "CODE" means the Internal Revenue Code of 1986, as amended.


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     "COMMISSION" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act.

     "COMMON SECURITY" means an undivided beneficial interest in the assets of the Trust, having a Liquidation Amount of $1,000 and having the rights provided therefor in this Trust Agreement, including the right to receive Distributions and a Liquidation Distribution as provided herein, and shall include any Tranche of Common Securities.

     "COMMON SECURITIES CERTIFICATE" means a certificate evidencing ownership of Common Securities, substantially in the form attached as Exhibit E.

     "CORPORATE TRUST OFFICE" means (i) when used with respect to the Property Trustee, the principal corporate trust office of the Property Trustee located in New York, New York, and (ii) when used with respect to the Debenture Trustee, the principal corporate trust office of the Debenture Trustee located in New York, New York, which office at the date hereof in each of cases (i) and (ii) is located at 101 Barclay Street, Floor 21 West, New York, New York 10286,
Attention: Corporate Trust Administration.

     "COVERED PERSON" means (a) any officer, director, shareholder, partner, member, representative, employee or agent of the Trust or the Trust's Affiliates; and (b) any Holder of the Trust Securities.

     "DEBENTURE EVENT OF DEFAULT" means an "Event of Default" as defined in the Indenture.

     "DEBENTURE REDEMPTION DATE" means, with respect to any Debentures to be redeemed under the Indenture, the date fixed for redemption under the Indenture.

     "DEBENTURE TRUSTEE" means The Bank of New York, and any successor thereto under the Indenture.

     "DEBENTURES" means the Depositor's 8 1/8% Junior Subordinated Deferrable Interest Debentures due September 1, 2031, to be issued from time to time pursuant to the Indenture. Unless the context otherwise requires, the term "Debentures" shall include any Exchange Debentures to be issued and exchanged for any Private Debentures.

     "DEFINITIVE CAPITAL SECURITIES CERTIFICATES" means Capital Securities Certificates issued in definitive, fully registered form.

     "DELAWARE BUSINESS TRUST ACT" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. ((S)) 3801, et seq., as it may be amended from time to time.

     "DELAWARE TRUSTEE" means the corporation identified as the "Delaware Trustee" in the preamble to this Trust Agreement solely in its capacity as Delaware Trustee of the Trust heretofore created and continued hereunder and not in its individual capacity, or its successor in interest in such capacity, or any Delaware Trustee appointed as herein provided.

     "DEPOSITOR" has the meaning specified in the preamble to this Trust Agreement.


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     "DIRECT ACTION" has the meaning specified in SECTION 5.14(c).

     "DISTRIBUTION COMPLIANCE PERIOD" means the period of 40 consecutive days beginning on and including the later of (x) the day on which the offering of the Capital Securities commences or (y) the initial Closing Date.

     "DISTRIBUTION DATE" has the meaning specified in SECTION 4.1(a).

     "DISTRIBUTIONS" means amounts payable in respect of the Trust Securities as provided in SECTION 4.1 and shall include, if applicable, Additional Distributions, Special Distributions and Additional Tax Sums.

     "DTC" means The Depository Trust Company, New York, New York.

     "EARLY TERMINATION EVENT" has the meaning specified in SECTION 9.2.

     "EUROCLEAR" means Morgan Guaranty Trust Company of New York in its capacity as operator of The Euroclear System.

     "EVENT OF DEFAULT" means any one of the following events (whatever the reason for such Event of Default and whether it is voluntary or involuntary or is effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                   (a)  the occurrence of a Debenture Event of Default; or

                   (b) default by the Trust in the payment of any Distribution when it becomes due and payable, and continuation of such default for a period of 30 days; or

                   (c) default by the Trust in the payment of any Redemption Price of any Trust Security when it becomes due and payable; or

                   (d) default in the performance, or breach, in any material respect, of any covenant or warranty of the Trustees in this Trust Agreement (other than a covenant or warranty a default in the performance or breach of which is addressed in clause (b) or (c) above) and continuation of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the defaulting Trustee or Trustees by the Holders of at least 25% in aggregate Liquidation Amount of the Outstanding Capital Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                   (e) the occurrence of a Bankruptcy Event with respect to the Property Trustee and the failure to appoint a successor Property Trustee within 60 days thereof.

     "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.


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     "EXCHANGE AND REGISTRATION RIGHTS AGREEMENT" means an agreement dated as of
August 24, 2001 among the Depositor, the Trust and the Initial Purchaser.

     "EXCHANGE CAPITAL SECURITIES" means Capital Securities representing undivided beneficial interests in the assets of the Trust, issued by the Trust in an exchange offer for the Private Capital Securities, such exchange offer being registered under the Securities Act, all pursuant to the Exchange and Registration Rights Agreement.

     "EXCHANGE DEBENTURES" means a new series of junior subordinated debentures issued by the Depositor in a mandatory exchange offer for the Private Debentures, such exchange offer being registered under the Securities Act, all pursuant to the Exchange and Registration Rights Agreement.

     "EXCHANGE GUARANTEE" means the Exchange Guarantee extended by the Depositor for the benefit of the Holders of Capital Securities pursuant to the Exchange Guarantee Agreement, and registered under the Securities Act pursuant to the Exchange and Registration Rights Agreement.

     "EXCHANGE GUARANTEE AGREEMENT" means the Guarantee Agreement to be entered into by the Depositor, as Guarantor, and The Bank of New York, as Guarantee Trustee, pursuant to the Exchange and Registration Rights Agreement.

     "EXCHANGE OFFER" means an exchange offer of the Exchange Capital Securities for the Private Capital Securities, which is to be registered under the Securities Act pursuant to the Exchange and Registration Rights Agreement.

     "EXPENSE AGREEMENT" means the Agreement as to Expenses and Liabilities between the Depositor and the Trust, as amended from time to time.

     "EXPIRATION DATE" has the meaning specified in SECTION 9.1.

     "GLOBAL CAPITAL SECURITIES CERTIFICATE" or "GLOBAL CAPITAL SECURITY" means any Capital Securities Certificate in the form of a 144A Global Security, a Regulation S Global Security and, if applicable, any Exchange Capital Security represented in global form and deposited with the Clearing Agency or the Property Trustee as custodian for the Clearing Agency.

     "GUARANTEE" means the Private Guarantee with respect to the Private Capital Securities and the Exchange Guarantee with respect to the Exchange Capital Securities.

     "GUARANTEE AGREEMENT" means the Capital Securities Guarantee Agreement dated as of August 31, 2001 between the Depositor, as Guarantor, and The Bank of New York, as Guarantee Trustee.

     "HOLDER" means a Person in whose name a Trust Security or Trust Securities is registered in the Securities Register; any such Person shall be a beneficial owner within the meaning of the Delaware Business Trust Act.

     "INDEMNIFIED PERSON" has the meaning specified in SECTION 8.7(c).


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


     "INDENTURE" means the Indenture, dated as of August 31, 2001, between the Depositor and the Debenture Trustee, as trustee, as supplemented by the First Supplemental Indenture dated as of August 31, 2001, and as may be further amended or supplemented from time to time.

     "INITIAL PURCHASER" means Morgan Stanley & Co. Incorporated.

     "INSTITUTIONAL ACCREDITED INVESTOR" means an institutional investor that is an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

     "LIEN" means any lien, pledge, charge, encumbrance, mortgage, deed of trust, adverse ownership interest, hypothecation, assignment, security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

     "LIKE AMOUNT" means (a) with respect to a redemption of Trust Securities, Trust Securities having a Liquidation Amount equal to the principal amount of Debentures to be contemporaneously repaid or redeemed in accordance with the Indenture the proceeds of which will be used to pay the Redemption Price of such Trust Securities, and (b) with respect to a distribution of Debentures to Holders of Trust Securities in connection with a dissolution, termination or liquidation of the Trust, Debentures having a principal amount equal to the Liquidation Amount of the Trust Securities of the Holder to whom such Debentures are distributed.

     "LIQUIDATION AMOUNT" means the stated amount of $1,000 per Trust Security.

     "LIQUIDATION DATE" means the date on which Debentures are to be distributed to Holders of Trust Securities in connection with a dissolution, termination and liquidation of the Trust pursuant to SECTION 9.4(a).

     "LIQUIDATION DISTRIBUTION" has the meaning specified in SECTION 9.4(d).

     "1940 ACT" means the Investment Company Act of 1940, as amended.

     "OFFICERS' CERTIFICATE" means a certificate signed by the Chairman of the Board, any Vice Chairman of the Board, the Chief Executive Officer, the President, any Vice Chairman or any Vice President of the Depositor (whether or not designated by a number or a word or words added before or after the title Vice President) and by the Treasurer, an Assistant Treasurer, the Controller, the Secretary or an Assistant Secretary of the Depositor and delivered to the appropriate Trustee. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Trust Agreement shall include:

                   (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

                   (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;


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


                   (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                   (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

     "144A GLOBAL SECURITY" has the meaning specified in SECTION 5.3(b).

     "OPINION OF COUNSEL" means a written opinion of counsel, who may be counsel for the Trust, the Property Trustee or the Depositor (including counsel who is an employee of the Depositor), who is experienced in matters related to the substance of the opinion; provided however, that for purposes of SECTIONS 6.1(b), 9.2(d), 9.5 and 10.2(b), such opinion shall be by nationally recognized independent legal counsel experienced in the matters related to the substance of the opinion.

     "ORIGINAL TRUST AGREEMENT" has the meaning specified in the recitals to this Trust Agreement.

     "OUTSTANDING", when used with respect to Trust Securities, means, as of the date of determination, all Trust Securities theretofore executed and delivered under this Trust Agreement, except:

                   (a) Trust Securities theretofore cancelled by the Securities Registrar or delivered to the Securities Registrar for cancellation;

                   (b) Trust Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Property Trustee or any Paying Agent for the Holders of such Trust Securities; provided, however, that, if such Trust Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Trust Agreement; and

                   (c) Trust Securities which have been paid or in exchange for or in lieu of which other Trust Securities have been executed and delivered pursuant to SECTIONS 5.4, 5.5, 5.11 and 5.13;

provided, however, that in determining whether the Holders of the requisite Liquidation Amount of the Outstanding Capital Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Capital Securities owned by the Depositor, any Trustee or any Affiliate of the Depositor or any Trustee shall be disregarded and deemed not to be Outstanding, except that (a) in determining whether any Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Capital Securities that such Trustee actually knows to be so owned shall be so disregarded and (b) the foregoing shall not apply at any time when all of the outstanding Capital Securities are owned by the Depositor, one or more of the Trustees and/or any such Affiliate. Capital Securities so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Administrative Trustee the pledgee's right so to act with respect to such Capital Securities and that the pledgee is not the Depositor or any Affiliate of the Depositor.

     "OWNER" means each Person who is the beneficial owner of a Global Capital Securities Certificate as reflected in the records of the Clearing Agency or, if a Clearing Agency Participant is not the Owner, then as reflected in the records of a Person maintaining an account with such Clearing Agency (directly or indirectly, in accordance with the rules of such Clearing Agency).

     "PAYING AGENT" means any paying agent or co-paying agent appointed pursuant to SECTION 5.9 and shall initially be the Bank.

     "PAYMENT ACCOUNT" means a segregated non-interest-bearing corporate trust account maintained by the Property Trustee with the Bank in its trust department for the benefit of the Securityholders in which all amounts paid in respect of the Debentures will be held and from which the Property Trustee, through the Paying Agent, shall make payments to the Securityholders in accordance with SECTIONS 4.1 and 4.2.

     "PERSON" means any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

     "PRIVATE CAPITAL SECURITIES" means the Trust's 8 1/8% Capital Securities issued pursuant to this Agreement in the initial aggregate Liquidation Amount of $300,000,000 on the initial Closing Date.

     "PRIVATE DEBENTURES" means the Depositor's 8 1/8% Junior Subordinated Deferrable Interest Debentures due September 1, 2031, issued pursuant to the Indenture in the initial aggregate principal amount of $309,300,000 on the initial Closing Date.

     "PRIVATE GUARANTEE" means the Guarantee extended by the Depositor for the benefit of the Holders of Private Capital Securities pursuant to the Guarantee Agreement.

     "PRIVATE PLACEMENT LEGEND" means the legend substantially in the form attached as Exhibit I.
            ---------

     "PROPERTY TRUSTEE" means the commercial bank or trust company identified as the "Property Trustee" in the preamble to this Trust Agreement solely in its capacity as Property Trustee of the Trust heretofore created and continued hereunder and not in its individual capacity, or its successor in interest in such capacity, or any successor Property Trustee appointed as herein provided.

     "PURCHASE AGREEMENT" means the Purchase Agreement, dated August 24, 2001, among the Trust, the Depositor and the Initial Purchaser.

     "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

     "REDEMPTION DATE" means, with respect to any Trust Security to be redeemed, the date fixed for such redemption by or pursuant to this Trust Agreement; provided that each Debenture Redemption Date and the stated maturity of the Debentures shall be a Redemption Date for a Like Amount of Trust Securities.

     "REDEMPTION PRICE" means, with respect to any Trust Security, the Liquidation Amount of such Trust Security, plus accumulated and unpaid Distributions to but excluding the Redemption Date, plus the related amount of the premium, if any, paid by the Depositor upon the concurrent redemption of a Like Amount of Debentures, allocated on a pro rata basis (based on Liquidation Amounts) among the Trust Securities.

     "REGULATION S" means Regulation S under the Securities Act or any successor provision.

     "REGULATION S GLOBAL SECURITY" has the meaning specified in SECTION 5.3(c).

     "RELEVANT TRUSTEE" has the meaning specified in SECTION 8.10.

     "RESPONSIBLE OFFICER," when used with respect to the Property Trustee, means any officer of the Property Trustee with direct responsibility for the administration of this Trust Agreement and also means with respect to a particular corporate trust matter, any other officer of the Property Trustee to whom such matter is referred by the Property Trustee because of his knowledge of, and familiarity with, a particular subject.

     "RULE 144" means Rule 144 as promulgated under the Securities Act, or any successor rule.

     "RULE 144A" means Rule 144A as promulgated under the Securities Act, or any successor rule.

     "RULE 144(k)" means Rule 144(k) as promulgated under the Securities Act, or any successor rule.

     "SECURITIES ACT" means the Securities Act of 1933, as amended.

     "SECURITIES REGISTER" and "SECURITIES REGISTRAR" have the respective meanings specified in SECTION 5.4.

     "SECURITYHOLDER" means a Person in whose name a Trust Security or Trust Securities is registered in the Securities Register; any such Person shall be a beneficial owner within the meaning of the Delaware Business Trust Act.

     "SPECIAL DISTRIBUTIONS" has the meaning specified in the Exchange and Registration Rights Agreement.

     "SPECIAL INTEREST" has the meaning specified in the Exchange and Registration Rights Agreement.

     "SUCCESSOR SECURITIES" has the meaning specified in SECTION 9.5.

     "TRANCHE" means Trust Securities issued after the initial Closing Date which are of the same series as the Trust Securities and have identical terms as the Trust Securities, except for aggregate Liquidation Amount, the price at which such Trust Securities are sold to the public and the date of issuance.

     "TRANSFER RESTRICTION TERMINATION DATE" means the first day in which the Capital Securities (other than Capital Securities acquired by the Trust or any Affiliate thereof) may be sold pursuant to Rule 144(k).

     "TRUST" means the Delaware business trust created under the Original Trust Agreement and continued hereby and identified on the cover page to this Trust Agreement.

     "TRUST AGREEMENT" means this Amended and Restated Trust Agreement, as the same may be modified, amended or supplemented in accordance with the applicable provisions hereof, including (i) all exhibits hereto, and (ii) for all purposes of this Trust Agreement and any such modification, amendment or supplement, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Trust Agreement and any such modification, amendment or supplement, respectively.

     "TRUST INDENTURE ACT" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

     "TRUST PROPERTY" means (a) the Debentures, (b) any cash on deposit in, or owing to, the Payment Account and (c) all proceeds and rights in respect of the foregoing and any other property and assets for the time being held or deemed to be held by the Property Trustee pursuant to the trusts of this Trust Agreement.

     "TRUST SECURITY" or "TRUST SECURITIES" means any of the Common Securities and the Capital Securities. The Trust Securities represent undivided beneficial interests in the Trust Property.

     "TRUST SECURITIES CERTIFICATE" means any one of the Common Securities Certificates or the Capital Securities Certificates.

     "TRUSTEES" means, collectively, the Property Trustee, the Delaware Trustee and the Administrative Trustees.


                                   ARTICLE II

                            CONTINUATION OF THE TRUST
                            -------------------------

     Section 2.1.  Name. The Trust continued hereby shall be known as "DPL
                   ----
CAPITAL TRUST II," as such name may be modified from time to time by the Administrative Trustees following written notice to the Securityholders and the other Trustees, in which name the Trustees may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

     Section 2.2.  Office of the Delaware Trustee; Principal Place of Business.
                   -----------------------------------------------------------
The name and address of the Delaware Trustee in the State of Delaware is The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware

19711, Attention: Corporate Trust Department, or such other address in the State of Delaware as the Delaware Trustee may designate by written notice to the Securityholders and the Depositor. The principal executive office of the Trust is c/o DPL Inc., Courthouse Plaza Southwest, Dayton, Ohio 45402.

     Section 2.3.  Initial Contribution of Trust Property; Organizational
                   ------------------------------------------------------
Expenses. The Property Trustee acknowledges receipt in trust from the Depositor
--------
in connection with the Original Trust Agreement of the sum of $10, which constituted the initial Trust Property. The Depositor shall pay organizational expenses of the Trust as they arise or shall, upon request of any Trustee, promptly reimburse such Trustee for any such expenses paid by such Trustee. The Depositor shall make no claim upon the Trust Property for the payment of such expenses.

     Section 2.4.  Issuance of the Capital Securities. (a) The Depositor, on
                   ----------------------------------
behalf of the Trust and pursuant to the Original Trust Agreement, executed and delivered the Purchase Agreement. Contemporaneously with the execution and delivery of this Trust Agreement, on the initial Closing Date, an Administrative Trustee, on behalf of the Trust, shall execute in accordance with SECTION 5.2 and deliver to the Initial Purchaser Capital Securities Certificates in an initial aggregate amount of 300,000 Capital Securities having an initial aggregate Liquidation Amount of $300,000,000, against payment by the Initial Purchaser of $292,287,000, which amount the Administrative Trustee shall promptly deliver to the Trust. Pursuant to the procedures set forth in an Officers' Certificate, without the consent of the Holders of the then Outstanding Capital Securities, the Trust may subsequently issue from time to time Tranches of Capital Securities.

                   (b) Contemporaneously with the exchange of Exchange Capital Securities pursuant to the Exchange and Registration Rights Agreement, an Administrative Trustee, on behalf of the Trust, shall execute in accordance with
SECTION 5.2, and deliver in accordance with any then applicable delivery instructions, Capital Securities Certificates in an aggregate amount having an aggregate Liquidation Amount equal to the aggregate Liquidation Amount of the Private Capital Securities then being exchanged.

     Section 2.5.  Issuance of the Common Securities; Subscription and Purchase
                   ------------------------------------------------------------
of Debentures. Contemporaneously with the execution and delivery of this Trust
-------------
Agreement, on the initial Closing Date, an Administrative Trustee, on behalf of the Trust, shall execute in accordance with SECTION 5.2 and deliver to the Depositor Common Securities Certificates, registered in the name of the Depositor, in an initial aggregate amount of 9,300 Common Securities having an initial aggregate Liquidation Amount of $9,300,000 against payment by the Depositor of $9,060,897, which amount such Administrative Trustee shall promptly deliver to the Trust. Pursuant to the procedures set forth in an Officers' Certificate, the Trust may subsequently issue from time to time Tranches of Common Securities.

     Contemporaneously therewith, on the initial Closing Date, an Administrative Trustee, on behalf of the Trust, shall subscribe for and purchase from the Depositor Debentures, registered in the name of the Property Trustee, on behalf of the Trust, and having an initial aggregate principal amount equal to $309,300,000, and, in satisfaction of the purchase price for such Debentures, the Trust shall deliver to the Depositor the sum of $301,347,897 (such sum being the sum of the amounts delivered to the Property Trustee pursuant to (i) the second sentence of SECTION 2.4(a)and (ii) the first sentence of this
SECTION 2.5). To the extent subsequent Tranches of Trust Securities are issued, an Administrative Trustee, on behalf of the Trust, shall subscribe to and purchase from the Depositor on subsequent Closing Dates additional Debentures, registered in the name of the Trust having an aggregate principal amount equal to the aggregate Liquidation Amount of such Tranches of Trust Securities.

     Section 2.6.  Declaration of Trust. The exclusive purposes and functions of
                   --------------------
the Trust are (a) to issue and sell Trust Securities (including the Exchange Capital Securities pursuant to the Exchange Offer), (b) to use the proceeds from the sale of Trust Securities to acquire the Private Debentures, (c) to exchange the Private Debentures for the Exchange Debentures pursuant to the Indenture and
(d) to engage in those activities necessary, convenient or incidental thereto. The Depositor hereby appoints the Property Trustee, the Delaware Trustee and the Administrative Trustees as trustees of the Trust, to have all the rights, powers and duties to the extent set forth herein, and the Property Trustee, the Delaware Trustee and the Administrative Trustees hereby accept such appointment. The Property Trustee hereby declares that it will hold the Trust Property in trust upon and subject to the conditions set forth herein for the benefit of the Trust and the Securityholders. The Administrative Trustees shall have all rights, powers and duties set forth herein and in accordance with applicable law with respect to accomplishing the purposes of the Trust. The Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities, of the Property Trustee or the Administrative Trustees set forth herein. The Delaware Trustee shall be one of the Trustees of the Trust for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Delaware Business Trust Act and accepting service of process on the Trust in the State of Delaware.

     Section 2.7.  Authorization to Enter into Certain Transactions. (a) The
                   ------------------------------------------------
Trustees shall conduct the affairs of the Trust in accordance with the terms of this Trust Agreement. Subject to the limitations set forth in paragraph (b) of this Section, and in accordance with the following provisions (i) and (ii), the Trustees shall have the authority to enter into all transactions and agreements determined by the Trustees to be appropriate in exercising the authority, express or implied, otherwise granted to the Trustees under this Trust Agreement, and to perform all acts in furtherance thereof, including without limitation, the following:

               (i) As among the Trustees, each Administrative Trustee shall have the power and authority to act on behalf of the Trust with respect to the following matters:

                    (A) the issuance and sale of the Trust Securities including any agreements necessary with respect to such issuance and sale;

                    (B) to cause the Trust to enter into, and to execute, deliver and perform on behalf of the Trust, the Exchange and Registration Rights Agreement, the Expense Agreement and the Certificate Depository Agreement and such other agreements as may be necessary or desirable in connection with the purposes and function of the Trust;

                    (C) assisting in the registration of the Exchange Offer and the Exchange Capital Securities under the Securities Act, and under the state securities or blue sky laws, and the qualification of this Trust Agreement as a trust indenture under the Trust Indenture Act, all in accordance with the Exchange and Registration Rights Agreement;

                    (D) assisting in any listing of the Exchange Capital Securities upon such securities exchange or exchanges as shall be determined by the Depositor and the registration of the Exchange Capital Securities under the Exchange Act and the preparation and filing of all periodic and other reports and other documents pursuant to the foregoing;

                    (E) the sending of notices (other than notices of default) and other information regarding the Trust Securities and the Debentures to the Securityholders in accordance with this Trust Agreement;

                    (F) the appointment of a Paying Agent and Securities Registrar in accordance with this Trust Agreement;

                    (G) executing the Trust Securities in accordance with this Trust Agreement;

                    (H) to the extent provided in this Trust Agreement, the winding up of the affairs of and liquidation of the Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware;

                    (I) unless otherwise determined by the Depositor, the Property Trustee or the Administrative Trustees, or as otherwise required by the Delaware Business Trust Act or the Trust Indenture Act, to execute on behalf of the Trust (either acting alone or together with any or all of the Administrative Trustees) any documents that the Administrative Trustees have the power to execute pursuant to this Trust Agreement; and

                    (J) the taking of any action incidental to the foregoing as the Trustees may from time to time determine is necessary or advisable to give effect to the terms of this Trust Agreement for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder).

               (ii) As among the Trustees, the Property Trustee shall have the power, duty and authority to act on behalf of the Trust with respect to the following ministerial matters:

                    (A)  the establishment of the Payment Account;

                    (B)  the receipt of the Debentures;

                    (C) the deposit of interest, principal and any other payments made in respect of the Debentures in the Payment Account;

                    (D) the distribution through the Paying Agent of amounts owed to the Securityholders in respect of the Trust Securities in accordance with the terms of this Trust Agreement;

                    (E) the sending of notices of default and other information regarding the Trust Securities and the Debentures to the Securityholders in accordance with the terms of this Trust Agreement;

                    (F) the distribution of the Trust Property in accordance with the terms of this Trust Agreement;

                    (G) to the extent provided in this Trust Agreement, the winding up of the affairs of and liquidation of the Trust and the execution of the certificate of cancellation to be filed with the Secretary of State of the State of Delaware;

                    (H) to exchange the Private Guarantee for the Exchange Guarantee in an exchange in connection with the Exchange Offer pursuant to the Exchange and Registration Rights Agreement;

                    (I) to exchange the Private Debentures for the Exchange Debentures in an exchange in connection with the Exchange Offer pursuant to the Exchange and Registration Rights Agreement; and

                    (J) after an Event of Default (other than under paragraph (d) or (e) of the definition of such term if such Event of Default is by or with respect to the Property Trustee), the taking of any action incidental to the foregoing as the Property Trustee may from time to time determine is necessary or advisable to give effect to the terms of this Trust Agreement and protect and conserve the Trust Property for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder) and, within 90 days after the occurrence of any Event of Default actually known to a Responsible Officer of the Property Trustee assigned to its Corporate Trust Office, to give notice thereof to the Securityholders.

     Except as otherwise provided in this SECTION 2.7(a)(ii), or in the Trust Indenture Act (regardless of whether applicable or not), the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Administrative Trustees set forth in SECTION 2.7(a)(i). The Property Trustee shall have the power and authority to exercise all of the rights, powers and privileges of a holder of the Debentures in accordance with the terms of this Trust Agreement.

                   (b) So long as this Trust Agreement remains in effect, the Trust (or the Trustees acting on behalf of the Trust) shall not undertake any business, activities or transaction except as expressly provided herein or contemplated hereby. In particular, the Trustees on behalf of the Trust shall not (i) acquire any investments or engage in any activities not authorized by this Trust Agreement, (ii) sell, assign, transfer, exchange, mortgage, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Securityholders, except as expressly provided herein, (iii) take any action that would cause the Trust to fail or cease to qualify as a "grantor trust" for United States federal income tax purposes, (iv) incur any indebtedness for borrowed money or issue any other debt or (v) take or consent to any action that would result in the placement of a Lien on any of the Trust Property. The Administrative Trustees shall defend all claims and demands of all Persons at any time claiming any Lien on any of the Trust Property adverse to the interest of the Trust or the Securityholders in their capacity as Securityholders.

                   (c) In connection with the issuance and sale of the Capital Securities, the Depositor shall have the right and responsibility to assist the Trust with respect to, or effect on behalf of the Trust, the following (and any actions taken by the Depositor in furtherance of the following prior to the date of this Trust Agreement are hereby ratified and confirmed in all respects):

               (i) negotiation of the terms of, and the execution and delivery of, the Purchase Agreement providing for the sale of the Capital Securities;

               (ii) the preparation of an offering memorandum and the preparation and filing by the Trust with the Commission and the execution on behalf of the Trust of a registration statement on the appropriate form in relation to the Exchange Offer, including any amendments thereto and/or a "shelf" registration statement to register the Private Capital Securities, the Private Guarantee and the Private Debentures, in each case in accordance with the provisions of the Exchange and Registration Rights Agreement;

               (iii) the determination of the states, if any, in which to take appropriate action to qualify or register for sale all or part of the Capital Securities, the Debentures and the Guarantee and the determination of any and all such acts, other than actions that must be taken by or on behalf of the Trust, and the advice to the Trustees of actions they must take on behalf of the Trust, and the preparation for execution and filing of any documents to be executed and filed by the Trust or on behalf of the Trust, as the Depositor deems necessary or advisable in order to comply with the applicable laws of any such state; and

               (iv) any other actions necessary or desirable to carry out any of the foregoing activities.

                   (d) Notwithstanding anything herein to the contrary, the Administrative Trustees are authorized and directed to conduct the affairs of the Trust and to operate the Trust so that the Trust will not be deemed to be an "investment company" required to be registered under the 1940 Act or fail or cease to be classified as a grantor trust for United States federal income tax purposes and so that the Debentures will be treated as indebtedness of the Depositor for United States federal income tax purposes. In this connection, the Depositor and the Administrative Trustees are authorized to take any action, not inconsistent with applicable law, the Certificate of Trust or this Trust Agreement, that each of the Depositor and any Administrative Trustee determines in its discretion to be necessary or desirable for such purposes, as long as such action does not adversely affect in any material respect the interests of the Holders of the Capital Securities.

     Section 2.8.  Assets of Trust. The assets of the Trust shall consist of the
                   ---------------
Trust Property.

     Section 2.9.  Title to Trust Property. Legal title to all Trust Property
                   -----------------------
shall be vested at all times in the Property Trustee (in its capacity as such) and shall be held and administered by the Property Trustee for the benefit of the Trust and the Securityholders in accordance with this Trust Agreement.


                                   ARTICLE III

                                 PAYMENT ACCOUNT
                                 ---------------

     Section 3.1.  Payment Account. (a) On or prior to the initial Closing Date,
                   ---------------
the Property Trustee shall establish the Payment Account. The Property Trustee and any agent of the Property Trustee shall have exclusive control and sole right of withdrawal with respect to the Payment Account for the purpose of making deposits in and withdrawals from the Payment Account in accordance with this Trust Agreement. All monies and other property deposited or held from time to time in the Payment Account shall be held by the Property Trustee in the Payment Account for the exclusive benefit of the Securityholders and for distribution as herein provided, including (and subject to) any priority of payments provided for herein.

                   (b) The Property Trustee shall deposit in the Payment Account, promptly upon receipt, all payments of principal of or interest on, and any other payments or proceeds with respect to, the Debentures. Amounts held in the Payment Account shall not be invested by the Property Trustee pending distribution thereof.


                                   ARTICLE IV

                            DISTRIBUTIONS; REDEMPTION
                            -------------------------

     Section 4.1.  Distributions. (a) Distributions will be made on the Trust
                   -------------
Securities at the rate and on the dates that payments of interest are made on the Debentures. Distributions on the Trust Securities shall be cumulative, and will accumulate whether or not there are funds of the Trust available for the payment of Distributions. Distributions shall accumulate from August 31, 2001 and, except in the event (and to the extent) that the Depositor exercises its right to defer the payment of interest on the Debentures pursuant to the Indenture, shall be payable semiannually in arrears on March 1 and September 1 of each year, commencing on March 1, 2002. If any date on which a Distribution is otherwise payable on the Trust Securities is not a Business Day, then the payment of such Distribution shall be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), in each case, with the same force and effect as if made on such date (each date on which Distributions are payable in accordance with this SECTION 4.1(a), a "DISTRIBUTION DATE").

                   (b) Assuming payments of interest on the Debentures are made when due and assuming compliance by the Depositor and the Trust with their obligations under the Exchange and Registration Rights Agreement (and before giving effect to any Additional Distributions, Special Distributions and Additional Tax Sums, if applicable), Distributions on the Trust Securities shall be payable at a rate of 8 1/8% per annum of the Liquidation Amount of the Trust Securities. The amount of Distributions payable for any full period shall be computed on the basis of a 360-day year of twelve 30-day months. The amount of Distributions for any partial period shall be computed on the basis of the number of days elapsed in a 360-day year of twelve 30-day months. The amount of Distributions payable for any period shall include the Additional Distributions, Special Distributions and Additional Tax Sums, if any.

                   (c) Distributions on the Trust Securities shall be made by the Property Trustee from the Payment Account and shall be payable on each Distribution Date only to the extent that the Trust has funds then on hand and available in the Payment Account for the payment of such Distributions.

                   (d) Distributions on the Trust Securities with respect to a Distribution Date shall be payable to the Holders thereof as they appear on the Securities Register for the Trust Securities on the relevant record date, which shall be the 15th day of the month immediately prior to the month in which the relevant Distribution Date occurs or if such 15th day of the month is not a Business Day, then the Business Day next preceding such day.

     Section 4.2.  Redemption. (a) On each Debenture Redemption Date and on the
                   ----------
stated maturity of the Debentures, the Trust will be required to redeem a Like Amount of Trust Securities at the Redemption Price.

                   (b) Notice of redemption shall be given by the Property Trustee by first- class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date to each Holder of Trust Securities to be redeemed, at such Holder's address appearing in the Security Register. All notices of redemption shall state:

               (i)  the Redemption Date;

               (ii) the Redemption Price, or if the Redemption Price cannot be calculated prior to the time the notice of redemption is required to be sent, the manner of calculation thereof;

               (iii)  the CUSIP number;

               (iv) if less than all the Outstanding Trust Securities are to be redeemed, the identification and the total Liquidation Amount of the particular Trust Securities to be redeemed; and

               (v) that on the Redemption Date the Redemption Price will become due and payable upon each such Trust Security to be redeemed and that Distributions thereon will cease to accumulate on and after said date.

                   (c) The Trust Securities redeemed on each Redemption Date shall be redeemed at the Redemption Price with the proceeds from the contemporaneous redemption of Debentures. Redemptions of the Trust Securities shall be made and the Redemption Price shall be payable on each Redemption Date only to the extent that the Trust has funds then on hand and available in the Payment Account for the payment of such Redemption Price.

                   (d) If the Property Trustee gives a notice of redemption in respect of any Capital Securities, then, by 10:00 a.m., New York City time, on the Redemption Date, the Depositor shall deposit sufficient funds with the Property Trustee to pay the Redemption Price. If such deposit has been made, then, by 12:00 noon, New York City time, on the Redemption Date, subject to
SECTION 4.2(c), the Property Trustee will, with respect to Capital Securities evidenced by one or more Global Capital Securities Certificates, irrevocably deposit with the Clearing Agency for such Capital Securities funds sufficient to pay the applicable Redemption Price and will give such Clearing Agency irrevocable instructions and authority to pay the Redemption Price to the Holders thereof. With respect to Capital Securities evidenced by one or more Definitive Capital Securities Certificates, the Property Trustee, subject to
SECTION 4.2(c), will irrevocably deposit with the Paying Agent funds sufficient to pay the applicable Redemption Price and will give the Paying Agent irrevocable instructions and authority to pay the Redemption Price with respect to such Capital Securities to the Holders thereof upon surrender of their Definitive Capital Securities Certificates. Notwithstanding the foregoing, Distributions payable on or prior to the Redemption Date for any Trust Securities called for redemption shall be payable to the Holders of such Trust Securities as they appear on the Securities Register for the Trust Securities on the relevant record dates for the related Distribution Dates. If notice of redemption has been given and funds deposited as required, then upon the date of such deposit, all rights of Securityholders holding Trust Securities so called for redemption will cease, except the right of such Securityholders to receive the Redemption Price and any Distribution payable on or prior to the Redemption Date, but without interest, and such Trust Securities will cease to be outstanding. In the event that any date on which any Redemption Price is payable is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), in each case, with the same force and effect as if made on such date. In the event that payment of the Redemption Price in respect of any Trust Securities called for redemption is improperly withheld or refused and not paid either by the Trust or by the Depositor pursuant to the Guarantee, Distributions on such Trust Securities will continue to accumulate, at the then applicable distribution rate, from the Redemption Date originally established by the Trust for such Trust Securities to the date such Redemption Price is actually paid, in which case the actual payment date will be the date fixed for redemption for purposes of calculating the Redemption Price.

                   (e)  Payment of the Redemption Price on the Trust
Securities shall be made to the Holders thereof as they appear on the Securities Register for the Trust Securities on a date to be established as the record date for the distribution by the Property Trustee, which date shall be not more than 45 days nor less than 15 days prior to the relevant Redemption Date.

                   (f) Subject to SECTION 4.3(a), if less than all the Outstanding Trust Securities are to be redeemed on a Redemption Date, then the aggregate Liquidation Amount of Trust Securities to be redeemed shall be allocated on a pro rata basis (based on Liquidation Amounts) among the Common Securities and the Capital Securities. The particular Capital Securities to be redeemed shall be selected not less than 15 nor more than 60 days prior to the Redemption Date by the Property Trustee from the Outstanding Capital Securities not previously called for redemption, by such method (including, without limitation, on a pro rata basis or by lot) as the Property Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $1,000 or an integral multiple of $1,000 in excess thereof) of the Liquidation Amount of Capital Securities of a denomination larger than $1,000; provided, however, that redemption must be pro rata on the basis of the Outstanding Capital Securities held by each Holder unless the Property Trustee advised by Opinion of Counsel determines that non-pro rata redemption will not cause the Trust to fail or cease to be classified as a grantor trust for United States federal income tax purposes or, if the Trust might fail or cease to be classified as a grantor trust, will not cause the Trust to be classified as an association taxable as a corporation for United States federal income tax purposes. In any such proration the Property Trustee may make such adjustments so that any Capital Security to be redeemed shall, after such redemption, be in an authorized denomination. The Property Trustee shall promptly notify the Securities Registrar in writing of the Capital Securities selected for redemption and, in the case of any Capital Securities selected for partial redemption, the Liquidation Amount thereof to be redeemed. For all purposes of this Trust Agreement, unless the context otherwise requires, all provisions relating to the redemption of Capital Securities shall relate, in the case of any Capital Securities redeemed or to be redeemed only in part, to the portion of the Liquidation Amount of Capital Securities that has been or is to be redeemed.

     Section 4.3.  Subordination of Common Securities. (a) Payment of
                   ----------------------------------
Distributions on, and the Redemption Price of, the Trust Securities, as applicable, shall be made, subject to SECTION 4.2(f), pro rata among the Common Securities and the Capital Securities based on the Liquidation Amount of the Trust Securities; provided, however, that if on any Distribution Date or Redemption Date any Event of Default resulting from a Debenture Event of Default has occurred and is continuing, no payment of any Distribution on, or the Redemption Price of, any Common Security, and no other payment on account of the redemption, liquidation or other acquisition of Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions on all Outstanding Capital Securities for all Distribution periods terminating on or prior thereto, or in the case of payment of the Redemption Price the full amount of such Redemption Price on all Outstanding Capital Securities, has been made or provided for, and all funds immediately available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions on, or the Redemption Price of, Capital Securities then due and payable.

                   (b) In the case of the occurrence of any Event of Default resulting from any Debenture Event of Default, the Holder of Common Securities will be deemed to have waived any right to act with respect to any such Event of Default under this Trust Agreement until the effect of all such Events of Default with respect to the Capital Securities have been cured, waived or otherwise eliminated. Until any such Event of Default under this Trust Agreement with respect to the Capital Securities has been so cured, waived or otherwise eliminated, the Property Trustee shall act solely on behalf of the Holders of the Capital Securities and not the Holder of the Common Securities, and only the Holders of the Capital Securities will have the right to direct the Property Trustee to act on their behalf.

     Section 4.4.  Payment Procedures. Payments of Distributions in respect of
                   ------------------
the Capital Securities shall be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Securities Register or, if the Capital Securities are held by a Clearing Agency, such Distributions shall be made in immediately available funds to the Clearing Agency, which shall credit the relevant Persons' accounts at such Clearing Agency on the applicable Distribution Dates. Payments in respect of the Common Securities shall be made in such manner as shall be mutually agreed between the Property Trustee and the Holder of the Common Securities.

     Section 4.5.  Tax Returns and Reports. The Administrative Trustees shall
                   -----------------------
prepare (or cause to be prepared), at the Depositor's expense, and file all United States federal, state and local tax and information returns and reports required to be filed by or in respect of the Trust. In this regard, the Administrative Trustees shall (a) prepare and file (or cause to be prepared and filed) the appropriate Internal Revenue Service Form required to be filed in respect of the Trust in each taxable year of the Trust and (b) prepare and furnish (or cause to be prepared and furnished) to each Securityholder the appropriate Internal Revenue Service form required to be provided on such form. The Administrative Trustees shall provide the Depositor and the Property Trustee with a copy of all such returns and reports promptly after such filing or furnishing. The Trustees shall comply with United States federal withholding and backup withholding tax laws and information reporting requirements with respect to any payments to Securityholders under the Trust Securities.

     Section 4.6.  Payment of Taxes, Duties, Etc. of the Trust. Upon receipt
                   -------------------------------------------
under the Debentures of Additional Tax Sums and the written direction of any of the Administrative Trustees, the Property Trustee shall promptly pay, solely out of monies on deposit pursuant to this Trust Agreement, any taxes, duties or governmental charges of whatsoever nature (other than withholding taxes) imposed on the Trust by the United States or any other taxing authority.

     Section 4.7.  Reduction for Payments under Indenture or Pursuant to Direct
                   ------------------------------------------------------------
Actions. Any amount payable hereunder to any Holder of Capital Securities shall
-------
be reduced by the amount of any corresponding payment such Holder (or an Owner with respect to the Holder's Capital Securities) has directly received pursuant to Section 6.05 of the Indenture or SECTION 5.14. Notwithstanding any such payments, the Depositor shall remain obligated to pay the principal of or interest on the Debentures and the Depositor shall be subrogated to the rights of the Holder (and Owner) of such Capital Securities with respect to payments on the Capital Securities to the extent of any payments made by the Depositor to such Holder (and Owner) pursuant to either of such Sections.


                                    ARTICLE V

                          TRUST SECURITIES CERTIFICATES
                          -----------------------------

     Section 5.1.  Initial Ownership. Upon the creation of the Trust and the
                   -----------------
contribution by the Depositor referred to SECTION 2.3 and until the issuance of the Trust Securities, and at any time during which no Trust Securities are outstanding, the Depositor shall be the sole beneficial owner of the Trust.

     Section 5.2.  The Trust Securities Certificates; Execution and Delivery
                   ---------------------------------------------------------
Thereof. The Capital Securities Certificates shall be issued in denominations of
-------
$1,000 Liquidation Amount and integral multiples of $1,000 in excess thereof, and the Common Securities Certificates shall be issued in denominations of $1,000 Liquidation Amount and integral multiples of $1,000 in excess thereof. The Trust Securities Certificates shall be executed on behalf of the Trust by manual signature of at least one Administrative Trustee. Trust Securities

Certificates bearing the manual signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefits of this Trust Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the delivery of such Trust Securities Certificates or did not hold such offices at the date of delivery of such Trust Securities Certificates. A transferee of a Trust Securities Certificate shall become a Securityholder, and shall be entitled to the rights and subject to the obligations of a Securityholder hereunder, upon due registration of such Trust Securities Certificate in such transferee's name pursuant to SECTIONS 5.4, 5.11 and 5.13.

     At the initial Closing Date, the Administrative Trustees, or any of them, shall cause Trust Securities Certificates, in an aggregate Liquidation Amount as provided in Sections 2.4 and 2.5, to be executed on behalf of the Trust and delivered (i) with respect to the Capital Securities Certificates to the Initial Purchaser, against payment therefor, pursuant to the Purchase Agreement and (ii) with respect to the Common Securities Certificates, to the Depositor, in each case, without further corporate action by the Depositor, in authorized denominations. To the extent subsequent Tranches of Securities are issued on subsequent Closing Dates, as provided in SECTIONS 2.4 and 2.5 an Administrative Trustee shall cause Trust Securities Certificates in the applicable aggregate Liquidation Amount to be executed and delivered on behalf of the Trust pursuant to the procedures set forth in an Officers' Certificate.

     Section 5.3.  Form of Trust Securities Certificates. (a) A single Common
                   -------------------------------------
Securities Certificate representing the Common Securities shall be issued to the Depositor in the form of a definitive Common Securities Certificate.

                   (b) Capital Securities offered and sold in reliance on Rule 144A shall be issued initially in the form of one or more permanent global Capital Securities, substantially in the form of Exhibit B (a "144A GLOBAL SECURITY"), deposited with the Clearing Agency or the Property Trustee as custodian for the Clearing Agency. Transfers of beneficial interests in the 144A Global Security will be subject to the restrictions on transfer contained in the Private Placement Legend. Transfers of beneficial interests in the 144A Global Security will be made in accordance with the standing instructions and procedures of the Clearing Agency.

                   (c) Capital Securities offered and sold in offshore transactions in reliance on Regulation S shall be issued initially in the form of one or more permanent global Capital Securities, substantially in the form of Exhibit C (a "REGULATION S GLOBAL SECURITY"), deposited with the Clearing Agency
---------
or the Property Trustee as custodian for the Clearing Agency. Prior to the expiration of the Distribution Compliance Period, beneficial interests in the Regulation S Global Security may only be held by Clearing Agency Participants in the name of a nominee of Euroclear or Clearstream. After the expiration of the Distribution Compliance Period, transfers of beneficial interests in the Regulation S Global Security will not be subject to any restrictions and may be held by Clearing Agency Participants other than in the name of a nominee of Euroclear or Clearstream. Transfers of beneficial interests in the Regulation S Global Security will be made in accordance with the standing instructions and procedures of the Clearing Agency.

                   (d) Capital Securities offered and sold to Institutional Accredited Investors in reliance on Section 4(2) of the Securities Act shall be issued initially in the form of one or more Definitive Capital Securities

Certificates, substantially in the form of Exhibit D. Transfers of Definitive
                                           ---------
Capital Securities Certificates will be subject to the Private Placement Legend and the requirements contained in SECTION 5.11(d)(1) or 5.11(d)(2).

                   (e) All Trust Securities shall be dated the date of their execution.

                   (f) Exchange Capital Securities shall be issued in global form deposited with the Clearing Agency or the Property Trustee as custodian for the Clearing Agency or in such other form as the Administrative Trustees may direct.

     Section 5.4.  Registration of Transfer and Exchange of Capital Securities
                   -----------------------------------------------------------
Certificates. (a) The Depositor shall keep or cause to be kept, at the office or
------------
agency maintained pursuant to SECTION 5.8, a register for the purpose of registering Trust Securities Certificates and transfers and exchanges of Capital Securities Certificates (the "SECURITIES REGISTER") in which the registrar designated by the Depositor (the "SECURITIES REGISTRAR"), subject to such reasonable regulations as it may prescribe, shall provide for the registration of Capital Securities Certificates and Common Securities Certificates and registration of transfers and exchanges of Capital Securities Certificates, subject to SECTION 5.10, SECTION 5.11 and as may otherwise be provided herein. The Bank shall be the initial Securities Registrar. The Securities Registrar shall not be required to register the transfer or exchange of any Capital Securities (x) during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Capital Securities and ending at the close of business on the day of such mailing or (y) that have been selected for redemption in whole or in part, except the unredeemed portion of any Capital Security redeemed in part.

                   (b) Capital Securities Certificate at the office or agency maintained pursuant to SECTION 5.8 and subject to compliance with SECTION 5.11, the Administrative Trustees or any one of them shall execute and deliver, in the name of the designated transferee or transferees, one or more new Capital Securities Certificates in authorized denominations of a like aggregate Liquidation Amount dated the date of execution by such Administrative Trustee or Trustees. Subject to SECTION 5.11, at the option of a Holder, Capital Securities Certificates may be exchanged for other Capital Securities Certificates in authorized denominations of the same class and of a like aggregate Liquidation Amount upon surrender of the Capital Securities Certificates to be exchanged at the office or agency maintained pursuant to SECTION 5.8.

                   (c) Every Capital Securities Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to an Administrative Trustee and the Securities Registrar duly executed by the Holder or his attorney duly authorized in writing. Each Capital Securities Certificate surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by an Administrative Trustee or the Securities Registrar in accordance with such Person's customary practice; provided that no exchanges of Private Capital Securities for Exchange Capital Securities shall occur until a registration statement has been declared effective by the Commission and that any Private Capital Securities that are exchanged for Exchange Capital Securities shall be canceled by the Property Trustee.

                   (d) No service charge shall be made for any registration of transfer or exchange of Capital Securities Certificates, but the Securities Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Capital Securities Certificates.

     Section 5.5.  Mutilated, Destroyed, Lost or Stolen Trust Securities
                   -----------------------------------------------------
Certificates. If (a) any mutilated Trust Securities Certificate is surrendered
------------
to the Securities Registrar, or if the Securities Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Trust Securities Certificate and (b) there is delivered to the Securities Registrar and the Administrative Trustees such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Securities Certificate has been acquired by a bona fide purchaser, the Administrative Trustees, or any one of them, on behalf of the Trust shall execute and make available for delivery, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Securities Certificate, a new Trust Securities Certificate of like class, tenor and denomination. In connection with the issuance of any new Trust Securities Certificate under this Section, the Administrative Trustees or the Securities Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Securities Certificate issued pursuant to this Section shall constitute conclusive evidence of an undivided beneficial interest in the Trust Property, as if originally issued, whether or not the lost, stolen or destroyed Trust Securities Certificate is found at any time.

     Section 5.6.  Persons Deemed Securityholders. The Trustees or the
                   ------------------------------
Securities Registrar shall treat the Person in whose name any Trust Securities Certificate is registered in the Securities Register as the owner of such Trust Securities Certificate for the purpose of receiving Distributions and for all other purposes whatsoever (subject to the record date provisions hereof), and neither the Trustees nor the Securities Registrar shall be bound by any notice to the contrary.

     Section 5.7.  Access to List of Securityholders' Names and Addresses. At
                   ------------------------------------------------------
any time when the Property Trustee is not also acting as the Securities Registrar, the Depositor shall furnish or cause to be furnished to the Property Trustee promptly after receipt by an Administrative Trustee of a request therefor from the Property Trustee in writing, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Securityholders as of the most recent record date. The rights of Securityholders to communicate with other Securityholders with respect to their rights under this Trust Agreement or under the Trust Securities, and the corresponding obligations and rights of the Property Trustee, shall be as provided in the Trust Indenture Act. Each Holder, by receiving and holding a Trust Securities Certificate, and each Owner shall be deemed to have agreed not to hold the Depositor, the Property Trustee or the Administrative Trustees accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

     Section 5.8.  Maintenance of Office or Agency for Transfers. The
                   ---------------------------------------------
Administrative Trustees shall maintain an office or offices or agency or agencies where Capital Securities Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustees in respect of the Trust Securities Certificates may be served. The Administrative Trustees initially designate the Corporate Trust Office of the Property Trustee, as the principal corporate trust office for such purposes. The

Administrative Trustees shall give prompt written notice to the Depositor and to the Securityholders of any change in the location of the Securities Register or any such office or agency.

     Section 5.9.  Appointment of Paying Agent. The Paying Agent shall make
                   ---------------------------
Distributions to Securityholders from the Payment Account and shall report the amounts of such Distributions to the Property Trustee and the Administrative Trustees. Any Paying Agent shall have the revocable power to withdraw funds from the Payment Account for the purpose of making the Distributions referred to above. The Administrative Trustees may revoke such power and remove the Paying Agent if such Trustees determine in their sole discretion that the Paying Agent has failed to perform its obligations under this Trust Agreement in any material respect. The Paying Agent shall initially be the Bank, and any co-paying agent chosen by the Bank, and acceptable to the Administrative Trustees and the Depositor. Any Person acting as Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Administrative Trustees, the Property Trustee and the Depositor. In the event that the Bank is no longer the Paying Agent or a successor Paying Agent resigns or its authority to act revoked, the Administrative Trustees shall appoint a successor that is acceptable to the Property Trustee and the Depositor to act as Paying Agent (which shall be a bank or trust company). The Administrative Trustees shall cause such successor Paying Agent or any additional Paying Agent appointed by the Administrative Trustees to execute and deliver to the Trustees an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Trustees that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Securityholders in trust for the benefit of the Securityholders entitled thereto until such sums are paid to such Securityholders. The Paying Agent shall return all unclaimed funds to the Property Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Property Trustee. The provisions of SECTIONS 8.2, 8.4 and 8.6 herein shall apply to the Bank also in its role as Paying Agent, for so long as the Bank acts as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

     Section 5.10.  Ownership of Common Securities by Depositor. At the initial
                    -------------------------------------------
Closing Date, and at any subsequent Closing Dates, the Depositor shall acquire and retain beneficial and record ownership of the Common Securities. To the fullest extent permitted by law, other than a transfer in connection with a consolidation, conversion or merger of the Depositor into another Person, or any conveyance, transfer or lease by the Depositor of its properties and assets substantially as an entirety to any Person, pursuant to Article Eleven of the Indenture, any attempted transfer of the Common Securities shall be void. The Administrative Trustees shall cause each Common Securities Certificate issued to the Depositor to contain a legend stating "THIS CERTIFICATE IS NOT TRANSFERABLE."

     Section 5.11. Book-Entry Interests. (a) So long as the Private Capital
                   --------------------
Securities are eligible for book-entry settlement in the Clearing Agency or unless otherwise required by law, all Private Capital Securities that are so eligible will be represented by one or more Global Capital Securities Certificates deposited with the Clearing Agency or the Property Trustee as custodian for the Clearing Agency, by, or on behalf of, the Trust. No Owner of a beneficial interest in a Global Capital Securities Certificate will receive a Definitive Capital Securities Certificate representing such Owner's beneficial interest in the Private Capital Securities, except as provided in

SECTION 5.11(f) below; provided, however, that the Trust shall issue a Definitive Capital Securities Certificate upon any transfer of a beneficial interest in a Global Capital Security to the Company or an Affiliate of the Company and no Definitive Capital Securities Certificate, or portion thereof, in respect of which the Company or an Affiliate of the Company held any beneficial interest shall be resold, retransferred or included in any Global Capital Security until such Private Capital Security is freely tradeable in accordance with Rule 144(k) or exchanged for an Exchange Capital Security.

                   (b) 144A Global Securities shall initially be registered in the name of a nominee of the Clearing Agency and Regulation S Global Securities shall initially be registered in the name of a nominee for the Clearing Agency for the accounts of Euroclear and Clearstream.

                   (c) Transfers of interests in Private Capital Securities between any 144A Global Security and any Regulation S Global Security will be made in accordance with this Trust Agreement (including SECTION 5.11(d)(3) and (4), as applicable) and in accordance with the standing instructions and procedures of the Clearing Agency. The Property Trustee shall make appropriate endorsements to reflect increases or decreases in the amount of such Global Capital Securities.

                   (d) Unless and until the earlier of (i) the date upon which Private Capital Securities are exchanged for Exchange Capital Securities in connection with an effective registration statement pursuant to the Exchange and Registration Rights Agreement or (ii) the Transfer Restriction Termination
Date:

                         (1) Definitive to Definitive Transfers. Any transfer of
                             ----------------------------------
                    a Definitive Capital Securities Certificate shall be registered on the Securities Register only upon receipt by the Property Trustee of such Definitive Capital Securities Certificate accompanied by a duly completed and executed assignment in the form attached to Exhibit D and, in the
                                                       ---------
                    case of a transfer to an Institutional Accredited Investor, upon receipt by the Property Trustee of a written certificate in the form of Exhibit F (or other certifications, legal opinions or other information as the Depositor may reasonably request to confirm that such transfer is exempt from the registration requirements of the Securities Act);

                         (2) Definitive into a Global Capital Security. So long
                             -----------------------------------------
                    as Private Capital Securities are eligible for book-entry settlement with the Clearing Agency or unless otherwise required by law, upon any transfer of a Definitive Capital Securities Certificate to a QIB in accordance with Rule 144A or to a non-U.S. Person in accordance with Regulation S, and upon receipt of the Definitive Capital Securities Certificate being so transferred accompanied by a duly completed and executed assignment in the form attached to Exhibit D, the Property Trustee on behalf of the Trust shall
                    ---------
                    make an endorsement on any 144A Global Security or any Regulation S Global Security, as the case may be, to reflect an increase in such Global Capital Security and the Property Trustee, on behalf of the Trust, shall cancel such Definitive Capital Securities Certificates;

                         (3) 144A Global Security into Regulation S Global
                             ---------------------------------------------
                    Security. Any transfer in accordance with Rule 904 of
                    --------
                    Regulation S of a beneficial interest in a 144A Global Security shall be reflected by an increase in the Regulation S Global Security and a corresponding decrease in the 144A Global Security, in each case by the Property Trustee on behalf of the Trust making an endorsement on such Global Capital Security, only upon receipt by the Property Trustee of a written certificate in the form of Exhibit G (or such other certifications, legal opinions or other information as the Depositor may reasonably require to confirm that such transfer is being made pursuant to such Rule 904); and

                         (4) Regulation S Global Security into 144A Global
                             ---------------------------------------------
                    Security. Any transfer of a beneficial interest in a
                    --------
                    Regulation S Global Security to a transferee that takes delivery in the form of a beneficial interest in the 144A Global Security shall be reflected by an increase in the 144A Global Security and a corresponding decrease in the Regulation S Global Security, in each case by the Property Trustee on behalf of the Trust making an endorsement on such Global Capital Security and, prior to the expiration of the Distribution Compliance Period, only upon receipt by the Property Trustee of a written certificate in the form of Exhibit H (or such other certifications, legal opinions or other information as the Depositor may reasonably require).

                   (e) Any Global Capital Security may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Trust Agreement as may be required by the Clearing Agency, by any national securities exchange or by the National Association of Securities Dealers, Inc. or as may be required for the Private Capital Securities to be tradeable on any other market developed for trading of securities pursuant to Rule 144A or required to comply with any applicable law or any regulation thereunder or with the rules and regulations of any securities exchange upon which the Capital Securities may be listed or traded or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Capital Securities are subject.

                   (f) Notwithstanding any other provisions of this Trust Agreement (other than the provisions set forth in this SECTION 5.11(f)), a Global Capital Security may not be exchanged in whole or in part for Definitive Capital Securities Certificates, and no transfer of a Global Capital Security may be registered, in the name of any Person other than the Clearing Agency or a nominee thereof unless (i) such Clearing Agency (A) has notified the Property Trustee and the Depositor that it is unwilling or unable to continue as Clearing Agency for such Global Capital Security or (B) has ceased to be a clearing agency registered as such under the Exchange Act and no successor Clearing Agency has been appointed by the Depositor within 90 days after its receipt of such notice or its becoming aware of such cessation of registration, (ii) there has occurred and is continuing an Event of Default, or any event that after notice or lapse of time or both would be an Event of Default under the Trust Agreement, with respect to such Capital Security or (iii) the Depositor in its discretion instructs the Property Trustee to exchange such Global Capital Security for Definitive Capital Securities Certificates (in which case such exchange shall be effected by the Property Trustee).

                   (g) Unless and until Definitive Capital Securities Certificates have been issued to Owners pursuant to SECTION 5.13, the following provisions of this SECTION 5.11(g) shall be in full force and effect:

               (i) the Securities Registrar and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Trust Agreement relating to the Global Capital Securities (including the payment of the Liquidation Amount of and Distributions on the Capital Securities evidenced by Global Capital Securities Certificates and the giving of instructions or directions to Owners of Capital Securities evidenced by Global Capital Securities) as the sole Holder of Capital Securities evidenced by Global Capital Securities and shall have no obligations to the Owners thereof; and

               (ii) the rights of the Owners of the Global Capital Securities shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Owners and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Certificate Depository Agreement, unless and until Definitive Capital Securities Certificates are issued pursuant to this
          SECTION 5.11 or SECTION 5.13, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments on the Capital Securities to such Clearing Agency Participants.

                   (h) The Administrative Trustees shall inform the Property Trustee in writing of the effective date of any registration statement registering the Exchange Capital Securities under the Securities Act. Upon the receipt of a certificate from the Administrative Trustees, the Property Trustee will take such actions as shall be necessary to effectuate the exchange of any of the Private Capital Securities for Exchange Capital Securities, including but not limited to the issuance of Exchange Capital Securities in the form requested by the Administrative Trustees, the entry of decreases in the Regulation S Global Security and the 144A Global Security or, if applicable, the cancellation of Definitive Capital Securities Certificates.

                   (i) Any beneficial interest in one of the Global Capital Securities that is transferred to an Owner who takes delivery in the form of an interest in the other Global Capital Securities will, upon transfer, cease to be an interest in the former Global Capital Security and will become an interest in the latter Global Capital Security and, accordingly, will thereafter be subject to all transfer restrictions and other procedures applicable to beneficial interests in such latter Global Capital Security for so long as it remains such an interest.

     Section 5.12. Notices to Clearing Agency. To the extent that a notice or
                   --------------------------
other communication to the Owners is required under this Trust Agreement, unless and until Definitive Capital Securities Certificates shall have been issued to Owners pursuant to SECTION 5.13, the Trustees shall give all such notices and communications specified herein to be given to Owners to the Clearing Agency, and shall have no obligations to the Owners.

     Section 5.13. Procedures for Issuance of Definitive Capital Securities
                   --------------------------------------------------------
Certificates. Upon surrender to the Securities Registrar of the typewritten
------------
Capital Securities Certificate or Certificates representing the Global Capital Securities Certificates by the Clearing Agency upon occurrence of any of the events described in SECTION 5.11(f), accompanied by registration instructions, the Administrative Trustees, or any one of them, shall execute and the Securities Registrar shall register the Definitive Capital Securities Certificates in accordance with the instructions of the Clearing Agency. Neither the Securities Registrar nor the Trustees shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Capital Securities Certificates, the Trustees shall recognize the Holders of the Definitive Capital Securities Certificates as Securityholders. The Definitive Capital Securities Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustees, as evidenced by the execution thereof by the Administrative Trustees or any one of them.

     Section 5.14. Rights of Securityholders. (a) The legal title to the Trust
                   -------------------------
Property is vested exclusively in the Property Trustee (in its capacity as such) in accordance with SECTION 2.9, and the Securityholders shall not have any right or title therein other than the undivided beneficial interest in the assets of the Trust conferred by their Trust Securities and they shall have no right to call for any partition or division of property, profits or rights of the Trust except as described below. The Trust Securities shall be personal property giving only the rights specifically set forth therein and in this Trust Agreement. The Trust Securities shall have no preemptive or similar rights. When issued and delivered to Securityholders against payment of the purchase price therefor, the Capital Securities will be fully paid and nonassessable undivided beneficial interests in the Trust Property. The Holders of the Capital Securities, in their capacities as such, shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

                   (b) For so long as any Capital Securities remain Outstanding, if, upon a Debenture Event of Default, the Debenture Trustee fails or the Holders of not less than 25% in principal amount of the outstanding Debentures fail to declare the principal of all of the Debentures to be immediately due and payable, the Holders of at least 25% in Liquidation Amount of the Capital Securities then Outstanding shall have such right by a notice in writing to the Depositor and the Debenture Trustee; and upon any such declaration such principal amount of and the accrued interest on all of the Debentures shall become immediately due and payable; provided that the payment of principal and interest on such Debentures shall remain subordinated to the extent provided in the Indenture. At any time after such a declaration of acceleration with respect to the Debentures has been made and before a judgment or decree for payment of the money due has been obtained by the Debenture Trustee as provided in the Indenture, the Holders of a majority in Liquidation Amount of the Capital Securities, by written notice to the Property Trustee, the Depositor and the Debenture Trustee, may rescind and annul such declaration and its consequences if:

               (i) the Depositor has paid or deposited with the Debenture Trustee a sum sufficient to pay

                    (A) all overdue installments of interest (including any
               Additional Interest, as defined in the Indenture) on all of the Debentures,

                    (B) the principal of (and premium, if any, on) any
               Debentures that have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Debentures, and

                    (C) ___ all sums paid or advanced by the Debenture Trustee under the Indenture and the reasonable compensation, expenses, disbursements and advances of the Debenture Trustee and the Property Trustee, their agents and counsel and all amounts payable to the Debenture Trustee under Section 7.06 of the Indenture; and

               (ii) all Debenture Events of Default, other than the non-payment of the principal of the Debentures that has become due solely by such acceleration, have been cured or waived as provided in Article Six of the Indenture.

     The holders of a majority in aggregate Liquidation Amount of the Capital Securities may, on behalf of the Holders of all the Capital Securities, waive any past default under the Indenture, except a default in the payment of principal or interest (unless such default has been cured and a sum sufficient to pay all matured installments of interest and principal due otherwise than by acceleration has been deposited with the Debenture Trustee) or a default in respect of a covenant or provision that under the Indenture cannot be modified or amended without the consent of the holder of each outstanding Debenture. No such rescission shall affect any subsequent default or impair any right consequent thereon.

     Upon receipt by the Property Trustee of written notice declaring such an acceleration, or rescission and annulment thereof, by Holders of the Capital Securities all or part of which are represented by Global Capital Securities Certificates, a record date shall be established for determining Holders of Outstanding Capital Securities entitled to join in such notice, which record date shall be at the close of business on the day the Property Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; provided, that, unless such declaration of acceleration, or rescission and annulment, as the case may be, has become effective by virtue of the requisite percentage having joined in such notice prior to the day that is 90 days after such record date, such notice of declaration of acceleration, or rescission and annulment, as the case may be, shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new written notice of declaration of acceleration, or rescission and annulment thereof, as the case may be, that is identical to a written notice that has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this SECTION 5.14(b).

                   (c) For so long as any Capital Securities remain Outstanding, to the fullest extent permitted by law and subject to the terms of this Trust Agreement and the Indenture, upon a Debenture Event of Default specified in Section 6.01(a) or 6.01(b) of the Indenture, any Holder of Capital Securities shall have the right to institute a proceeding directly against the Depositor, pursuant to Article Six of the Indenture, for enforcement of payment to such Holder of the principal amount of or interest on Debentures having a principal amount equal to the Liquidation Amount of the Capital Securities of such Holder (a "DIRECT ACTION"). Except as set forth in SECTION 5.14(b) and this
SECTION 5.14(c), the Holders of Capital Securities shall have no right to exercise directly any right or remedy available to the holders of, or in respect of, the Debentures.

     The Holders of a majority in Liquidation Amount of the Capital Securities at the time Outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred on the Property Trustee with respect to such Capital Securities; provided, however, that the Property Trustee shall have the right to decline to follow any such direction if the Property Trustee being advised by an Opinion of Counsel determines that the action so directed may not lawfully be taken, or if the Property Trustee in good faith determines that the proceedings so directed would be illegal or involve it in personal liability or be unduly prejudicial to the rights of Holders of Capital Securities not parties to such direction, and provided further that nothing in the Trust Agreement shall impair the right of the Property Trustee to take any action deemed proper by the Property Trustee and which is not inconsistent with such direction by such Securityholders.


                                   ARTICLE VI

                    ACTS OF SECURITYHOLDERS; MEETINGS; VOTING
                    -----------------------------------------

     Section 6.1.  Limitations on Voting Rights. (a) Except as provided in this
                   ----------------------------
Section, in SECTIONS 5.14, 8.10 and 10.2 and in the Indenture and as otherwise required by law, no Holder of Capital Securities shall have any right to vote or in any manner otherwise control the administration, operation and management of the Trust or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Trust Securities Certificates, be construed so as to constitute the Securityholders from time to time as partners or members of an association.

                   (b) So long as any Debentures are held by the Property Trustee, the Trustees shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or executing any trust or power conferred on the Debenture Trustee with respect to such Debentures, (ii) waive any past default that is waivable under the Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures, where the consent of the holders of Debentures shall be required, without, in each case, obtaining the prior approval of the Holders of at least a majority in Liquidation Amount of all Outstanding Capital Securities; provided, however, that where a consent under the Indenture would require the consent of each holder of Debentures affected thereby, no such consent shall be given by the Property Trustee without the prior written consent of each Holder of Capital Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of Capital Securities, except by a subsequent vote of the Holders of Capital Securities. Subject to SECTION 8.3, the Property Trustee shall notify all Holders of the Capital Securities of any notice of default received from the Debenture Trustee with respect to the Debentures. In addition to obtaining the foregoing approvals of the Holders of the Capital Securities, prior to taking any of the foregoing actions, the Trustees shall, at the expense of the Depositor, obtain an Opinion of Counsel to the effect that such action shall not cause the Trust to fail or cease to be classified as a grantor trust for United States Federal income tax purposes.

                   (c) If any proposed amendment to this Trust Agreement provides for, or the Trustees otherwise propose to effect, (i) any action that would adversely affect in any material respect the powers, preferences or special rights of the Capital Securities, whether by way of amendment to this Trust Agreement or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than pursuant to the terms of this Trust Agreement, then the Holders of Outstanding Capital Securities as a class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of the Holders of a majority in Liquidation Amount of the Outstanding Capital Securities, except as otherwise provided in
SECTION 10.2(c). Notwithstanding any other provision of this Trust Agreement, no amendment to this Trust Agreement may be made if, as a result of such amendment, it would cause the Trust to fail or cease to be classified as a grantor trust for United States Federal income tax purposes.

     Section 6.2.  Notice of Meetings. Notice of all meetings of the Capital
                   ------------------
Securityholders, stating the time, place and purpose of the meeting, shall be given by the Property Trustee pursuant to SECTION 10.8 to each Capital Securityholder of record, at his or her registered address, at least 15 days and not more than 90 days before the meeting. At any such meeting, any business properly before the meeting may be so considered whether or not stated in the notice of the meeting. Any adjourned meeting may be held as adjourned without further notice.

     Section 6.3.  Meetings of Capital Securityholders. No annual meeting of
                   -----------------------------------
Securityholders is required to be held. The Administrative Trustees, however, shall call a meeting of Capital Securityholders to vote on any matter upon the written request of the Holders of Capital Securities of record of at least 25% of the Capital Securities (based upon their Liquidation Amount) and the Administrative Trustees or the Property Trustee may, at any time in their discretion, call a meeting of Capital Securities to vote on any matters as to which Holder of Capital Securities are entitled to vote.

     Holders of Capital Securities of record of at least 50% of the Outstanding Capital Securities (based upon their Liquidation Amount), present in person or by proxy, shall constitute a quorum at any meeting of Holders of Capital Securities.

     If a quorum is present at a meeting, an affirmative vote by the Holders of Capital Securities of record present, in person or by proxy, holding more than a majority of the Capital Securities (based upon their Liquidation Amount) held by the Holders of Capital Securities of record present, either in person or by proxy, at such meeting shall constitute the action of the Holders of Capital Securities, unless this Trust Agreement requires a greater number of affirmative votes.

     Section 6.4.  Voting Rights. Securityholders shall be entitled to one vote
                   -------------
for each $1,000 of Liquidation Amount represented by their Trust Securities in respect of any matter as to which such Securityholders are entitled to vote.

     Section 6.5.  Proxies, etc. At any meeting of Securityholders, any
                   -------------
Securityholder entitled to vote thereat may vote by proxy; provided that no proxy shall be voted at any meeting unless it has been placed on file with the Administrative Trustees, or with such other officer or agent of the Trust as the Administrative Trustees may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of the Property Trustee, proxies may be solicited in the name of the Property Trustee or one or more officers of the Property Trustee. Only Securityholders of record shall be entitled to vote. When Trust Securities are held jointly by several Persons, any one of them may vote at any meeting in person or by proxy in respect of such Trust Securities, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Trust Securities. A proxy purporting to be executed by or on behalf of a Securityholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. No proxy shall be valid more than three years after its date of execution.

     Section 6.6.  Securityholder Action by Written Consent. Any action that may
                   ----------------------------------------
be taken by Securityholders at a meeting may be taken without a meeting if Securityholders holding a majority of all Outstanding Trust Securities (based upon their Liquidation Amount) entitled to vote in respect of such action (or such larger proportion thereof as shall be required by any express provision of this Trust Agreement) consent to the action in writing.

     Section 6.7.  Record Date for Voting and Other Purposes. For the purposes
                   -----------------------------------------
of determining the Securityholders who are entitled to notice of and to vote at any meeting or by written consent, or to participate in any Distribution on the Trust Securities in respect of which a record date is not otherwise provided for in this Trust Agreement, or for the purpose of any other action, the Administrative Trustees may from time to time fix a date, not more than 90 days prior to the date of any meeting of Securityholders or the payment of a Distribution or other action, as the case may be, as a record date for the determination of the identity of the Securityholders of record for such purposes.

     Section 6.8.  Acts of Securityholders. Any request, demand, authorization,
                   -----------------------
direction, notice, consent, waiver or other action provided or permitted by this Trust Agreement to be given, made or taken by Securityholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders in person or by an agent duly appointed in writing; and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments are delivered to an Administrative Trustee. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "ACT" of the Securityholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Trust Agreement and (subject to SECTION 8.2) conclusive in favor of the Trustees, if made in the manner provided in this Section.

     The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner that any Trustee receiving the same deems sufficient. The ownership of Capital Securities shall be proved by the Securities Register.

     Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Securityholder of any Trust Security shall bind every future Securityholder of the same Trust Security and the Securityholder of every Trust Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustees or the Trust in reliance thereon, whether or not notation of such action is made upon such Trust Security.

     Without limiting the foregoing, a Securityholder entitled hereunder to take any action hereunder with regard to any particular Trust Security may do so with regard to all or any part of the Liquidation Amount of such Trust Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such Liquidation Amount.

     If any dispute arises between the Securityholders and the Administrative Trustees or among such Securityholders or Trustees with respect to the authenticity, validity or binding nature of any request, demand, authorization, direction, consent, waiver or other Act of such Securityholder or Trustee under this Article VI, then the determination of such matter by the Property Trustee shall be conclusive with respect to such matter.

     Section 6.9.  Inspection of Records. Upon reasonable notice to the
                   ---------------------
Administrative Trustees and the Property Trustee, the records of the Trust shall be open to inspection by Securityholders during normal business hours for any purpose reasonably related to such Securityholder's interest as a Securityholder.


                                   ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

     Section 7.1.  Representations and Warranties of the Bank, the Property
                   --------------------------------------------------------
Trustee and the Delaware Trustee. The initial Property Trustee and the initial
--------------------------------
Delaware Trustee, each severally on behalf of and as to itself, hereby represents and warrants for the benefit of the Depositor and the Securityholders that:

                   (a)  the Property Trustee is a New York banking corporation;

                   (b) the Property Trustee has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Trust Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Trust Agreement;

                   (c) the Delaware Trustee is a Delaware banking corporation duly organized, validly existing and in good standing with its principal place of business in the State of Delaware;

                   (d) the Delaware Trustee has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Trust Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Trust Agreement;

                   (e) this Trust Agreement has been duly authorized, executed and delivered by the Property Trustee and the Delaware Trustee and constitutes the valid and legally binding agreement of each of the Property Trustee and the Delaware Trustee enforceable against each of them in accordance with its terms;

                   (f) the execution, delivery and performance of this Trust Agreement have been duly authorized by all necessary corporate or other action on the part of the Property Trustee and the Delaware Trustee and do not require any approval of stockholders of the Property Trustee and the Delaware Trustee and such execution, delivery and performance will not (i) violate the charter or By-laws of the Property Trustee or the Delaware Trustee, (ii) violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of, any Lien on any properties included in the Trust Property pursuant to the provisions of, any indenture, mortgage, credit agreement, license or other agreement or instrument to which the Property Trustee or the Delaware Trustee is a party or by which it is bound, or (iii) violate any law, governmental rule or regulation of the United States, the State of New York or the State of Delaware, as the case may be, governing the banking, trust or general powers of the Property Trustee or the Delaware Trustee (as appropriate in context) or any order, judgment or decree applicable to the Property Trustee or the Delaware Trustee;

                   (g) neither the authorization, execution or delivery by the Property Trustee or the Delaware Trustee of this Trust Agreement nor the consummation of any of the transactions by the Property Trustee or the Delaware Trustee (as appropriate in context) contemplated herein requires the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to any governmental authority or agency under any existing State of New York or State of Delaware law governing the banking, trust or general powers of the Property Trustee or the Delaware Trustee, as the case may be; and

                   (h) there are no proceedings pending or, to the best of each of the Property Trustee's and the Delaware Trustee's knowledge, threatened against or affecting the Property Trustee or the Delaware Trustee in any court or before any governmental authority, agency or arbitration board or tribunal that, individually or in the aggregate, would materially and adversely affect the Trust or would question the right, power and authority of the Property Trustee or the Delaware Trustee, as the case may be, to enter into or perform its obligations as one of the Trustees under this Trust Agreement.

     Any successor Property Trustee and Delaware Trustee shall make similar representations and warranties as contained in this SECTION 7.1 for the benefit of the Depositor and the Securityholders.

     Section 7.2.  Representations and Warranties of Depositor. The Depositor
                   -------------------------------------------
hereby represents and warrants for the benefit of the Securityholders that:

                   (a) the Trust Securities Certificates issued at any Closing Date on behalf of the Trust have been duly authorized and will have been duly and validly executed, issued and delivered by the Trustees pursuant to the terms and provisions of, and in accordance with the requirements of, this Trust Agreement and the Securityholders will be, as of each such date, entitled to the benefits of this Trust Agreement; and

                   (b) there are no taxes, fees or other governmental charges payable by the Trust (or the Trustees on behalf of the Trust) under the laws of the State of Delaware or any political subdivision thereof in connection with the execution, delivery and performance by the Property Trustee or the Delaware Trustee, as the case may be, of this Trust Agreement.


                                  ARTICLE VIII

                                  THE TRUSTEES
                                  ------------

     Section 8.1.  Corporate Property Trustee Required; Eligibility of Trustees.
                   ------------------------------------------------------------
(a) There shall at all times be a Property Trustee hereunder with respect to the Trust Securities. The Property Trustee shall be a Person that is eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or the requirements of its supervising or examining authority, then, for the purposes of this
SECTION 8.1(a), the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Property Trustee with respect to the Trust Securities ceases to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                   (b) There shall at all times be one or more Administrative Trustees hereunder with respect to the Trust Securities. Each Administrative Trustee shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more persons authorized to bind that entity. No natural person shall be eligible to act as an Administrative Trustee hereunder unless such person is an employee or officer of, or affiliated with, the Depositor.

                   (c) There shall at all times be a Delaware Trustee with respect to the Trust Securities. The Delaware Trustee shall either be (i) a natural person who is at least 21 years of age and a resident of the State of Delaware or (ii) a legal entity with its principal place of business in the State of Delaware and that otherwise meets the requirements of applicable Delaware law that shall act through one or more persons authorized to bind such entity.

     Section 8.2.  Certain Duties and Responsibilities. (a) The duties and
                   -----------------------------------
responsibilities of the Trustees shall be restricted to those set forth in the express provisions of this Trust Agreement and, in the case of the Property Trustee, as provided in the Trust Indenture Act in respect of an indenture trustee under that Act, and no implied covenants or obligations shall be read into this Trust Agreement against the Property Trustee. For purposes of Sections 315(a) and 315(c) of the Trust Indenture Act, the term "default" is hereby an "Event of Default" which has occurred and is continuing. Notwithstanding the foregoing, no provision of this Trust Agreement shall require any of the Trustees to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Notwithstanding anything contained in this Trust Agreement to the contrary, the duties and responsibilities of the Property Trustee under this Trust Agreement shall subject to the protections, exculpations and limitations on liability afforded to the Property Trustee under this Trust Agreement, the Delaware Business Trust Act, to the extent applicable, Rule 3a-7 under the Investment Company Act or any successor rule thereunder, and to an indenture trustee under the Trust Indenture Act. For the purposes of Section 315(d)(2) of the Trust Indenture Act, the term "responsible officer" is hereby defined as "Responsible Officer". Whether or not therein expressly so provided, every provision of this Trust Agreement relating to the conduct or affecting the liability of or affording protection to the Trustees shall be subject to the provisions of this Section. Nothing in this Trust Agreement shall be construed to release an Administrative Trustee from liability for his or her or its own negligence or willful misconduct. To the extent that, at law or in equity, an Administrative Trustee or the Delaware Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust, to any other Trustee or to the Securityholders, such Administrative Trustee or the Delaware Trustee shall not be liable to the Trust, to any other Trustee or to any Securityholder for such Trustee's good faith reliance on the provisions of this Trust Agreement. The provisions of this Trust Agreement, to the extent that they restrict the duties and liabilities of the Administrative Trustees otherwise existing at law or in equity, are agreed by the Depositor, the Trustees and the Securityholders to replace such other duties and liabilities of the Administrative Trustees and the Delaware Trustee.

                   (b) All payments made by the Property Trustee or a Paying Agent in respect of the Trust Securities shall be made only from the revenue and proceeds from the Trust Property and only to the extent that there is sufficient revenue or proceeds from the Trust Property to enable the Property Trustee or a Paying Agent to make payments in accordance with the terms hereof. Each Securityholder, by its acceptance of a Trust Security, agrees that it will look solely to the revenue and proceeds from the Trust Property to the extent legally available for distribution to it as herein provided and that the Trustees are not personally liable to it for any amount distributable in respect of any Trust Security or for any other liability in respect of any Trust Security. This
Section 8.2(b) does not limit the liability of the Trustees expressly set forth elsewhere in this Trust Agreement or, in the case of the Property Trustee, in the Trust Indenture Act.

                   (c) No provision of this Trust Agreement shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

               (i) Except during the continuance of an Event of Default:

                    (1) the Property Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Trust Agreement and no implied covenants or obligations shall be read into this Trust Agreement against the Property Trustee; and

                    (2) in the absence of bad faith on its part, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Trust Agreement; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Trust Agreement.

               (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by an authorized officer of the Property Trustee, unless it is proved that the Property Trustee was negligent in ascertaining the pertinent facts upon which such judgment was made;

               (iii) Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in Liquidation Amount of the Trust Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Trust Agreement;

               (iv) no provision of this Trust Agreement shall require the Property Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

               (v) Property Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Debentures and the Payment Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Trust Agreement, the Delaware Business Trust Act and the Trust Indenture Act;

               (vi) Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree in writing with the Depositor; and money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Payment Account maintained by the Property Trustee pursuant to
          Section 3.1 and except to the extent otherwise required by law; and

               (vii) Property Trustee shall not be responsible for monitoring the compliance by the Administrative Trustees or the Depositor with their respective duties under this Trust Agreement, nor shall the Property Trustee be liable for the default or misconduct of the Administrative Trustees or the Depositor.

     Section 8.3.  Certain Notices. Within 90 days after the occurrence of any
                   ---------------
Event of Default actually known to a Responsible Officer of the Property Trustee assigned to its Corporate Trust Office, the Property Trustee shall transmit, in the manner and to the extent provided in SECTION 10.8, notice of such Event of Default to the Securityholders, the Administrative Trustees and the Depositor, unless such Event of Default has been cured or waived.

     Within five Business Days after the receipt of notice of the Depositor's exercise of its right to defer the payment of interest on the Debentures pursuant to the Indenture, the Administrative Trustee shall transmit, in the manner and to the extent provided in Section 10.8, notice of such exercise to the Securityholders and the Property Trustee, unless such exercise has been revoked.

     Section 8.4.  Certain Rights of Property Trustee. Subject to the provisions
                   ----------------------------------
of SECTION 8.2:

                   (a) the Property Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, opinion, certificate, written representation of a Holder or transferee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, appraisal, bond, debenture, note, other evidence of indebtedness or other paper or document reasonably believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

                   (b) if (i) in performing its duties under this Trust Agreement the Property Trustee is required to decide between alternative courses of action or (ii) in construing any of the provisions of this Trust Agreement the Property Trustee finds the same ambiguous or inconsistent with any other provisions contained herein or (iii) the Property Trustee is unsure of the application of any provision of this Trust Agreement, then, except as to any matter as to which the Holders of Capital Securities are entitled to vote under the terms of this Trust Agreement, the Property Trustee shall deliver a notice to the Depositor requesting written instructions of the Depositor as to the course of action to be taken and the Property Trustee shall take such action, or refrain from taking such action, as the Property Trustee is instructed in writing to take, or to refrain from taking, by the Depositor; provided, however, that if the Property Trustee does not receive such instructions of the Depositor within ten Business Days after it has delivered such notice, or such reasonably shorter period of time set forth in such notice (which to the extent practicable shall not be less than two Business Days), it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Trust Agreement as it deems advisable and in the best interests of the Securityholders, in which event the Property Trustee shall have no liability except for its own bad faith, negligence or willful misconduct;

                   (c) any direction or act of the Depositor or the Administrative Trustees contemplated by this Trust Agreement shall be sufficiently evidenced by an Officers' Certificate or an instrument signed by the requisite number of Administrative Trustees, as the case may be;

                   (d)  whenever in the administration of this Trust
Agreement, the Property Trustee deems it desirable that a matter be proved or established before taking, suffering or omitting to take any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Depositor or the Administrative Trustees;

                   (e) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any re-recording, refiling or reregistration thereof;

                   (f) the Property Trustee may consult with counsel of its selection (which counsel may be counsel to the Depositor or any of its Affiliates, and may include any of its employees) and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in reliance thereon; the Property Trustee shall have the right at any time to seek instructions concerning the administration of the Trust or interpretation of this Trust Agreement from any court of competent jurisdiction;

                   (g) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Trust Agreement at the request or direction of any of the Securityholders pursuant to this Trust Agreement, unless such Securityholders have offered to the Property Trustee such adequate security or indemnity against the costs, expenses (including attorney's fees and expenses) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee;

                   (h) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval, bond, debenture, note or other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

                   (i) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                   (j) whenever in the administration of this Trust Agreement the Property Trustee deems it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders of the Trust Securities which instructions may only be given by the Holders of the same proportion in Liquidation Amount of the Trust Securities as would be entitled to direct the Property Trustee under the terms of the Trust Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in acting in accordance with such instructions;

                   (k) except as otherwise expressly provided by this Trust Agreement, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Trust Agreement;

                   (l) the Property Trustee shall not be charged with knowledge of an Event of Default unless either (i) a Responsible Officer of the Property Trustee assigned to its Corporate Trust Department (or any successor department or division of the Property Trustee) located at the Corporate Trust Office shall have actual knowledge of such Event of Default or (ii) the Property Trustee receives at the Corporate Trust Office written notice of such event from the Depositor, any other Trustee or Securityholders holding a majority or more of Capital Securities (based upon Liquidation Amount) and such notice references the Trust Securities and this Trust Agreement;

                   (m) no provision of this Trust Agreement shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it is illegal, or in which the Property Trustee is unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation;

                   (n) no permissive or discretionary power or authority available to the Property Trustee shall be construed to be a duty to act in accordance with such power and authority;

                   (o) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Trust Agreement at the request of direction of any of the Securityholders pursuant to this Trust Agreement, unless such Securityholders shall have offered the Property Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                   (p) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any tax or securities) (or any re-recording, refiling or registration thereof);

                   (q) the Property Trustee shall have the right at any time to seek instructions concerning the administration of this Trust Agreement from any court of competent jurisdiction;

                   (r) whenever in the administration of this Trust Agreement the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedies or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders of the Trust Securities, which instructions may only be given by the Holders of the same Liquidation Amount of Trust Securities as would be entitled to direct the Property Trustee under the terms of this Trust Agreement in respect of such remedies, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and
(iii) shall be fully protected in acting in accordance with such instructions;

                   (s) the rights, privileges, protections, immunities, and benefits given to the Property Trustee, including, without limitation, its right to be indemnified , are extended to, and shall be enforceable by, the Property Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder;

                   (t) the Property Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon by this Trust Agreement; and

                   (u) the Property Trustee may request that the Depositor deliver an Officers' Certificate setting forth the names of officers authorized at such time to take specified actions pursuant to this Trust Agreement, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

     Section 8.5.  Not Responsible for Recitals or Issuance of Trust Securities.
                   ------------------------------------------------------------
The recitals contained herein and in the Trust Securities Certificates shall be taken as the statements of the Trust, and the Trustees do not assume any responsibility for their correctness.

     The Trustees make no representations and shall have no duty or liability for, or with respect to, the validity or sufficiency of this Trust Agreement or of the Trust Securities, the value, genuineness, existence or sufficiency of the Trust Property or the payment of any taxes or assessments levied thereon or in connection therewith.

     The Trustees shall not be accountable for the use or application by the Depositor of the proceeds of the Debentures.

     Section 8.6.  May Hold Securities. Any Trustee or any other agent of any
                   -------------------
Trustee or the Trust, in its individual or any other capacity, may become the owner or pledgee of Trust Securities and, subject to SECTIONS 8.8 and 8.13 and except as provided in the definition of the term "OUTSTANDING" in Article I, may otherwise deal with the Trust with the same rights it would have if it were not a Trustee or such other agent.

     Section 8.7.  Compensation; Indemnity; Fees. The Depositor agrees:
                   -----------------------------

                   (a) to pay to the Trustees from time to time such compensation as shall be agreed in writing between the Depositor and the respective Trustees for all services rendered by them hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                   (b) except as otherwise expressly provided herein, to reimburse the Trustees upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustees in accordance with any provision of this Trust Agreement (including the reasonable compensation and the expenses and disbursements of their agents and counsel), except any such expense, disbursement or advance as may be attributable to their willful misconduct or negligence;

                   (c) to the fullest extent permitted by applicable law, to indemnify and hold harmless (i) each Trustee, (ii) any Affiliate of any Trustee,
(iii) any officer, director, shareholder, employee, representative or agent of any Trustee, and (iv) any employee or agent of the Trust or its Affiliates (referred to herein as an "INDEMNIFIED PERSON") from and against any loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by such Indemnified Person by reason of the creation, operation or termination of the Trust or any act or omission performed or omitted by such Indemnified Person on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Trust Agreement, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of negligence or willful misconduct with respect to such acts or omissions; and

                   (d) to the fullest extent permitted by applicable law, to advance expenses (including legal fees and expenses) incurred by an Indemnified Person in defending any claim, demand, action, suit or proceeding which expenses shall be advanced, from time to time, prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Depositor of (i) a written affirmation by or on behalf of the Indemnified Person of its, his or her good faith belief that it he or she has met the standard of conduct set forth in this Section 8.7 and (ii) an undertaking by or on behalf of the Indemnified Person to repay such amount if it becomes determined that the Indemnified Person is not entitled to be indemnified as authorized in the preceding subsection.

     "Trustee" for the purpose of this Section shall include any predecessor Trustee; provided, however, that the negligence, willful misconduct or bad faith of any Trustee hereunder shall not affect the rights of any other Trustee hereunder.

     In addition to the rights provided to each Trustee herein and not by way of prejudice, when a Trustee incurs expenses or renders services in connection with an Event of Default resulting from a Bankruptcy Event with respect to the Trust, the expenses (including reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or State bankruptcy, insolvency or other similar law.

     The provisions of this SECTION 8.7 shall survive the termination of this Trust Agreement and the resignation or removal of any Trustee.

     As security for the performance of the obligations of the Depositor under this Section, each of the Trustees shall have a lien prior to the Trust Securities upon all property and funds held or collected by such Trustee as such, except funds held in trust for the payment of Distributions on, or any other payments in respect of, particular Trust Securities.

     The Depositor and any Trustee (in the case of the Property Trustee, subject to SECTION 8.8 hereof) may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Trust Securities shall have no rights by virtue of this Trust Agreement in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. Neither the Depositor, nor any Trustee, shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and the Depositor or any Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Trustee may engage or be interested in any financial or other transaction with the Depositor or any Affiliate of the Depositor, or may act as depository for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Depositor or its Affiliates.

     Section 8.8.  Conflicting Interests. If the Property Trustee has or
                   ---------------------
acquires a conflicting interest within the meaning of the Trust Indenture Act, the Property Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Trust Agreement. The Indenture and the Guarantee Agreement shall be deemed to be specifically described in this Trust Agreement for the purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

     Section 8.9.  Co-Trustees and Separate Trustee. Unless an Event of Default
                   --------------------------------
has occurred and is continuing, at any time or times, for the purpose of conforming to the legal requirements of the Trust Indenture Act or of any jurisdiction in which any part of the Trust Property may at the time be located, the Depositor and the Administrative Trustees, except in such instances as set forth in the following sentence, by agreed action of the majority of such Trustees, shall have power to appoint, and upon the written request of the Administrative Trustees, the Depositor shall for such purpose join with the Administrative Trustees in the execution, delivery, and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Property Trustee either to act as co-trustee, jointly with the Property Trustee, of all or any part of such Trust Property, or to the extent required by law to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Depositor does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case a Debenture Event of Default has occurred and is continuing, the Property Trustee alone shall have power to make such appointment. Any co-trustee or separate trustee appointed pursuant to this Section shall either be (i) a natural person who is at least 21 years of age and a resident of the United States or (ii) a legal entity with its principal place of business in the United States that shall act through one or more persons authorized to bind such entity.

     If any written instrument from the Depositor is required by any co-trustee or separate trustee so appointed for more fully confirming to such co- trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Depositor; provided, however, that, if a Debenture Event of Default has occurred and is continuing, the Property Trustee may execute any such instrument on behalf of the Depositor as its agent and attorney-in-fact therefor.

     Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms, namely:

                   (a) The Trust Securities shall be executed and delivered and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustees specified hereunder, shall be exercised, solely by such Trustees and not by such co-trustee or separate trustee.

                   (b) The rights, powers, duties and obligations hereby conferred or imposed upon the Property Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Property Trustee or by the Property Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Property Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co- trustee or separate trustee.

                   (c) The Property Trustee at any time, by an instrument in writing executed by it, with the written concurrence of the Depositor, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, in case a Debenture Event of Default has occurred and is continuing, the Property Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Depositor. Upon the written request of the Property Trustee, the Depositor shall join with the Property Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal; provided, however, that, if a Debenture Event of Default has occurred and is continuing, the Property Trustee may execute any such instruments or agreements on behalf of the Depositor as its agent and attorney- in-fact therefor. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section.

                   (d) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Property Trustee or any other trustee hereunder.

                   (e) Except as otherwise provided therein, the Property Trustee shall not be liable by reason of any act of a co-trustee or separate trustee.

                   (f) Any Act of Holders delivered to the Property Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

     Section 8.10. Resignation and Removal; Appointment of Successor. No
                   -------------------------------------------------
resignation or removal of any Trustee (the "RELEVANT TRUSTEE") and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of SECTION 8.11.

     Subject to the immediately preceding paragraph, the Relevant Trustee may resign at any time by giving written notice thereof to the Securityholders and the Depositor. Upon giving such notice, a successor to the Relevant Trustee shall be appointed in accordance with the second succeeding paragraph. If a successor is not so appointed within a reasonable time not to exceed thirty days from the date of the Relevant Trustee's notice of resignation, or if for any reason the instrument of acceptance by the successor Trustee required by Section
8.11 shall not have been delivered to the Relevant Trustee within thirty days after giving of such notice of resignation, the Relevant Trustee may petition, at the expense of the Trust, a court of competent jurisdiction in the State of Delaware to appoint a successor.

     Unless a Debenture Event of Default has occurred and is continuing, any Trustee may be removed for cause at any time by the Holder of the Common Securities. If a Debenture Event of Default has occurred and is continuing, the Property Trustee and the Delaware Trustee may be removed with or without cause at such time by Holders of a majority in Liquidation Amount of the Outstanding Capital Securities. In no event will the Holders of the Capital Securities have the right to vote to appoint, remove or replace the Administrative Trustees, which voting rights are vested exclusively in the Depositor, as Holder of the Common Securities.

     After removal by the Holders of a majority in Liquidation Amount of the Capital Securities, the successor to the Relevant Trustee may be appointed in accordance with the next paragraph. If a successor is not so appointed within a reasonable time not to exceed thirty days from the date of the Relevant Trustee's removal, or if for any reason the instrument of acceptance by the successor Trustee required by Section 8.11 has not been delivered to the Relevant Trustee within thirty days of such removal, the Relevant Trustee may petition, at the expense of the Trust, a court of competent jurisdiction in the State of Delaware to appoint a successor.

     If any Trustee resigns, removed or becomes incapable of acting as Trustee, or if a vacancy occurs in the office of any Trustee for any cause, at a time when no Debenture Event of Default has occurred and is continuing, the Common Securityholder, by Act of the Holder of Common Securities delivered to the retiring Trustee, shall promptly appoint a successor Trustee or Trustees, and the retiring Trustee shall comply with the applicable requirements of
SECTION 8.11. If the Property Trustee or the Delaware Trustee resigns, removed or becomes incapable of continuing to act as the Property Trustee or the Delaware Trustee, as the case may be, at a time when a Debenture Event of Default has occurred and is continuing, the Holders of Capital Securities, by Act of the Securityholders of a majority in Liquidation Amount of the Capital Securities then Outstanding delivered to the retiring Relevant Trustee, shall promptly appoint a successor Relevant Trustee or Trustees, and such successor Trustee shall comply with the applicable requirements of SECTION 8.11. If an Administrative Trustee resigns, removed or becomes incapable of acting as Administrative Trustee, the Holders of Common Securities by Act of the Holders of Common Securities delivered to the Administrative Trustee shall promptly appoint a successor Administrative Trustee or Administrative Trustees and such successor Administrative Trustee or Administrative Trustees shall comply with the applicable requirements of SECTION 8.11. If no successor Relevant Trustee has been so appointed by the Holders of Common Securities or the Holders of Capital Securities and accepted appointment in the manner required by
SECTION 8.11, any Securityholder who has been a Securityholder of Trust Securities for at least six months may, on behalf of himself or herself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Relevant Trustee.

     The Property Trustee shall give notice of each resignation and each removal of a Trustee and each appointment of a successor Trustee to all Securityholders in the manner provided in Section 10.8 and shall give notice to the Depositor. Each notice shall include the name of the successor Relevant Trustee and the address of its Corporate Trust Office if it is the Property Trustee.

     Notwithstanding the foregoing or any other provision of this Trust Agreement, if any Administrative Trustee or a Delaware Trustee who is a natural person dies or becomes, in the opinion of the Depositor, incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by (a) the unanimous act of remaining Administrative Trustees if there are at least two of them or (b) otherwise by the Depositor (with the successor in each case being a Person who satisfies the eligibility requirement for Administrative Trustees or Delaware Trustee, as the case may be, set forth in
SECTION 8.1).

     Section 8.11. Acceptance of Appointment by Successor. In case of the
                   --------------------------------------
appointment hereunder of a successor Relevant Trustee, the successor Relevant Trustee shall execute and deliver an amendment hereto wherein such successor Relevant Trustee shall accept such appointment and which shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Relevant Trustee all the rights, powers, trusts and duties of the retiring Relevant Trustee with respect to the Trust Securities and the Trust, subject to the lien provided for in SECTION 8.7.

     Upon the execution and delivery of such amendment, the resignation or removal of the Relevant Trustee shall become effective to the extent provided therein and each such successor Relevant Trustee, without any further act, deed or conveyance by any Person, shall become vested with the rights, powers, trusts and duties of the former Relevant Trustee; but, on request of the Trust or any successor Relevant Trustee such former Relevant Trustee shall duly assign, transfer and deliver to such successor Relevant Trustee all Trust Property, all proceeds thereof and money held by such retiring Relevant Trustee hereunder with respect to the Trust Securities and the Trust.

     Upon request of any such successor Relevant Trustee, the Trust shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Relevant Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

     No successor Relevant Trustee shall accept its appointment unless at the time of such acceptance such successor Relevant Trustee is qualified and eligible under this Article.

     Section 8.12. Merger, Conversion, Consolidation or Succession to Business.
                   -----------------------------------------------------------
Any Person into which the Property Trustee or the Delaware Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Relevant Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of such Relevant Trustee, shall be the successor of such Relevant Trustee hereunder; provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

     Section 8.13. Preferential Collection of Claims Against Depositor or Trust.
                   ------------------------------------------------------------
In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Trust or any other obligor upon the Trust Securities or the property of the Trust or of such other obligor or their creditors, the Property Trustee (irrespective of whether any Distributions or other amounts due on the Trust Securities are then due and payable as therein expressed or by declaration or otherwise and irrespective of whether the

Property Trustee has made any demand on the Trust for the payment of any past due Distributions or such other amounts) shall be entitled and empowered, to the fullest extent permitted by law, by intervention in such proceeding or otherwise:

                   (a) to file and prove a claim for the whole amount of any Distributions and other amounts owing and unpaid in respect of the Trust Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Property Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                   (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Property Trustee and, if the Property Trustee consents to the making of such payments directly to the Holders, to pay to the Property Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel, and any other amounts due the Property Trustee under SECTION 8.7.

     Nothing herein contained shall be deemed to authorize the Property Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Trust Securities or the rights of any Holder thereof or to authorize the Property Trustee to vote in respect of the claim of any Holder in any such proceeding.

     Section 8.14. Reports by Property Trustee. (a) Not later than March 15 of
                   ---------------------------
each year commencing March 15, 2002, the Property Trustee shall transmit to all Securityholders in accordance with SECTION 10.8, and to the Depositor, a brief report dated as of the immediately preceding December 31 concerning the Property Trustee and its actions under this Trust Agreement if and as may be required pursuant to Section 313(a) of the Trust Indenture Act.

                   (b) In addition the Property Trustee shall transmit to Securityholders such other reports concerning the Property Trustee and its actions under this Trust Agreement as would be required pursuant to the Trust Indenture Act were this Trust Agreement to be qualified under the Trust Indenture Act at the times and in the manner provided pursuant thereto.

                   (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Property Trustee with any interdealer quotation system or self-regulatory organization upon which the Trust Securities are designated for trading, with the Commission and with the Depositor.

     Section 8.15. Reports to the Property Trustee. The Depositor and the
                   -------------------------------
Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as required by Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by
Section 314(a)(4) of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act, such compliance certificate to be delivered annually on or before March 15 of each year beginning in 2002. Delivery of such reports, information and documents by the Depositor to the Property Trustee is for informational purposes only and the Property Trustee's receipt of such reports, information and documents shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Depositor's compliance with any of its covenants hereunder (as to which the Property Trustee is entitled to rely exclusively on Officers' Certificates.)

     Section 8.16. Evidence of Compliance with Conditions Precedent. Each of the
                   ------------------------------------------------
Depositor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with such conditions precedent, if any, provided for in this Trust Agreement that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) of the Trust Indenture Act shall be given in the form of an Officers' Certificate.

     Section 8.17. Number of Trustees. (a) The number of Trustees shall be four;
                   ------------------
provided that the Holder of all of the Common Securities by written instrument may increase or decrease the number of Administrative Trustees and the Property Trustee and the Delaware Trustee may be the same Person.

                   (b) If a Trustee ceases to hold office for any reason and the number of Administrative Trustees is not reduced pursuant to
SECTION 8.17(a), or if the number of Trustees is increased pursuant to
SECTION 8.17(a), a vacancy shall occur. The vacancy shall be filled with a Trustee appointed in accordance with the provisions of SECTION 8.10 relating to appointment of a successor Trustee upon resignation of a Trustee.

                   (c) The death, resignation, retirement, removal, bankruptcy, incompetence or incapacity to perform the duties of a Trustee shall not operate to dissolve, terminate or annul the Trust. Whenever a vacancy in the number of Administrative Trustees occurs, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with SECTION 8.10, the Administrative Trustees in office, regardless of their number (and notwithstanding any other provision of this Agreement), shall have all the powers granted to the Administrative Trustees and shall discharge all duties imposed upon the Administrative Trustees by this Trust Agreement.

     Section 8.18. Delegation of Power. (a) Any Administrative Trustee may, by
                   -------------------
power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in SECTION 2.7(a) or making any other governmental filing; and

                   (b) The Administrative Trustees shall have power to delegate from time to time to such of their number or to the Depositor the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of this Trust Agreement, as set forth herein.

     Section 8.19. Fiduciary Duty. (a) To the extent that, at law or in equity,
                   --------------
an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Trust Agreement shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Trust Agreement. The provisions of this Trust Agreement, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person;

                   (b)  Unless otherwise expressly provided herein:

               (i) whenever a conflict of interest exists or arises between an Indemnified Person and any Covered Person; or

               (ii) whenever this Trust Agreement or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Trust Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Trust Agreement or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise; and

                   (c) Whenever in this Trust Agreement an Indemnified Person is permitted or required to make a decision

               (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

               (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Trust Agreement or by applicable law.


                                   ARTICLE IX

                       TERMINATION, LIQUIDATION AND MERGER
                       -----------------------------------

     Section 9.1.  Termination Upon Expiration Date. Unless earlier terminated,
                   --------------------------------
the Trust shall automatically terminate on September 1, 2032 (the "EXPIRATION DATE"), following the distribution of the Trust Property in accordance with
SECTION 9.4.

     Section 9.2.  Early Termination. The first to occur of any of the following
                   -----------------
events is an "EARLY TERMINATION EVENT":

                   (a) the commencement by the Depositor of a voluntary case under Chapter 7 or Chapter 8 of the federal Bankruptcy Code or any other similar state or federal law now or hereafter in effect, or the consent by the Depositor to the entry of a decree or order for relief in an involuntary case under any such law, or the consent by the Depositor to the appointment of a liquidating agent or committee, conservator or receiver;

                   (b) the entry of a decree or order for relief by a court having jurisdiction in the premises in respect of the Depositor in an involuntary case under Chapter 7 or Chapter 11 of the federal Bankruptcy Code or any other similar state or federal law now or hereafter in effect, and the continuance of any such decree or order unstayed and in effect for a period of 90 days, or the appointment of a liquidating agent or committee, conservator or receiver for the Depositor and the continuance of any such appointment unstayed and in effect for a period of 90 days;

                   (c)  the dissolution or liquidation of the Depositor;

                   (d) the written direction to the Property Trustee from the Depositor at any time to dissolve the Trust and distribute Debentures to Securityholders in exchange for the Like Amount of the Trust Securities (which direction is optional and wholly within the discretion of the Depositor), subject to the Depositor having received an Opinion of Counsel to the effect that such distribution will not constitute a taxable exchange of the Capital Securities for United States federal income tax purposes;

                   (e) the redemption of all of the Capital Securities in connection with the redemption or other repayment (at stated maturity or otherwise) of all of the Debentures; and

                   (f) the entry of an order for dissolution of the Trust by a court of competent jurisdiction.

     Section 9.3.  Termination. The respective obligations and responsibilities
                   -----------
of the Trustees and the Trust created and continued hereby shall terminate upon the latest to occur of the following: (a) the distribution by the Property Trustee to Securityholders upon the liquidation of the Trust pursuant to
SECTION 9.4, or upon the redemption of all of the Trust Securities pursuant to
SECTION 4.2, of all amounts required to be distributed hereunder upon the final payment of the Trust Securities; (b) the payment of any expenses owed by the Trust; and (c) the discharge of all administrative duties of the Administrative Trustees, including the performance of any tax reporting obligations with respect to the Trust or the Securityholders.

     Section 9.4.  Liquidation. (a) If an Early Termination Event specified in
                   -----------
clause (a), (b), (c), (d) or (f) of SECTION 9.2 occurs or upon the Expiration Date, the Trust shall be liquidated by the Trustees as expeditiously as the Trustees determine to be possible by distributing, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, to each Securityholder a Like Amount of Debentures, subject to SECTION 9.4(d). Notice of liquidation shall be given by the Property Trustee by first-class mail, postage prepaid mailed not later than 15 nor more than 60 days prior to the Liquidation Date to each Holder of Trust Securities at such Holder's address appearing in the Securities Register. All notices of liquidation shall:

               (i) state the Liquidation Date;

               (ii) state that from and after the Liquidation Date, the Trust Securities will no longer be deemed to be Outstanding and any Trust Securities Certificates not surrendered for exchange will be deemed to represent a Like Amount of Debentures; and

               (iii) provide such information with respect to the mechanics by which Holders may exchange Trust Securities Certificates for Debentures, or if SECTION 9.4(d) applies, receive a Liquidation Distribution, as the Administrative Trustees or the Property Common Trustee shall deem appropriate.

                   (b) Except where SECTION 9.2(e) or 9.4(d) applies, in order to effect the liquidation of the Trust and distribution of the Debentures to Securityholders, the Property Trustee shall establish a record date for such distribution (which shall be not more than 45 days nor less than 15 days prior to the Liquidation Date) and, either itself acting as exchange agent or through the appointment of a separate exchange agent, shall establish such procedures as it deems appropriate to effect the distribution of Debentures in exchange for the Outstanding Trust Securities Certificates.

                   (c) Except where SECTION 9.2(e) or 9.4(d) applies, after the Liquidation Date, (i) the Trust Securities will no longer be deemed to be Outstanding, (ii) certificates representing a Like Amount of Debentures will be issued to Holders of Trust Securities Certificates, upon surrender of such certificates to the Property Trustee or its agent for exchange, (iii) the Depositor shall use its best efforts to have the Debentures listed on the New York Stock Exchange or on such other exchange, interdealer quotation system or self-regulatory organization as the Capital Securities are then listed, (iv) any Trust Securities Certificates not so surrendered for exchange will be deemed to represent a Like Amount of Debentures, accruing interest at the rate provided for in the Debentures from the last Distribution Date on which a Distribution was made on such Trust Securities Certificates until such certificates are so surrendered (and until such certificates are so surrendered, no payments of interest or principal will be made to Holders of Trust Securities Certificates with respect to such Debentures) and (v) all rights of Securityholders holding Trust Securities will cease, except the right of such Securityholders to receive the Like Amount of Debentures upon surrender of Trust Securities Certificates.

                   (d) In the event that, notwithstanding the other provisions of this SECTION 9.4, whether because of an order for dissolution entered by a court of competent jurisdiction or otherwise, distribution of the Debentures in the manner provided herein is determined by the Property Trustee not to be practicable, the Trust Property shall be liquidated, and the Trust shall be dissolved, wound-up and terminated, by the Property Trustee in such manner as the Property Trustee determines. In such event, on the date of the dissolution of the Trust, Securityholders will be entitled to receive out of the assets of the Trust available for distribution to Securityholders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, an amount equal to the Liquidation Amount per Trust Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "LIQUIDATION DISTRIBUTION"). If, upon any such dissolution, winding up or termination, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then, subject to the next succeeding sentence, the amounts payable directly by the Trust on the Trust Securities shall be paid on a pro rata basis (based upon Liquidation Amounts). The Holder of the Common Securities will be entitled to receive Liquidation Distributions upon any such dissolution, winding-up or termination pro rata (determined as aforesaid) with Holders of Capital Securities, except that, if a Debenture Event of Default has occurred and is continuing, the Capital Securities shall have a priority over the Common Securities.

     Section 9.5.  Mergers, Consolidations, Amalgamations or Replacements of the
                   -------------------------------------------------------------
Trust. The Trust may not merge with or into, consolidate, amalgamate, or be
-----
replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any Person, except pursuant to this Article IX. At the request of the Depositor, with the consent of the Administrative Trustees and without the consent of the Holders of the Capital Securities, the Property Trustee or the Delaware Trustee, the Trust may merge with or into, consolidate, amalgamate, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to a trust organized as such under the laws of any State; provided, however, that (i) such successor entity either (a) expressly assumes all of the obligations of the Trust with respect to the Capital Securities or (b) substitutes for the Capital Securities other securities having substantially the same terms as the Capital Securities (the "SUCCESSOR SECURITIES") so long as the Successor Securities rank the same as the Capital Securities rank in priority with respect to distributions and payments upon liquidation, redemption and otherwise, (ii) the Depositor expressly appoints a trustee of such successor entity possessing the same powers and duties as the Property Trustee as the holder of the Debentures, (iii) the Successor Securities are listed or traded, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or other organization on which the Capital Securities are then listed or traded, if any, (iv) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Capital Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization, (v) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Capital Securities (including any Successor Securities) in any material respect, (vi) such successor entity has a purpose substantially identical to that of the Trust, (vii) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Depositor has received an Opinion of Counsel to the effect that (a) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Capital Securities (including any Successor Securities) in any material respect, and (b) following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, neither the Trust nor such successor entity will be required to register as an investment company under the 1940 Act and (viii) the Depositor or any permitted successor or assignee owns all of the common securities of such successor entity and guarantees the obligations of such successor entity under the Successor Securities at least to the extent provided by the Guarantee. Notwithstanding the foregoing, the Trust shall not, except with the consent of Holders of 100% in Liquidation Amount of the Capital Securities, consolidate, amalgamate, merge with or into, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to any other Person or permit any other Person to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Trust or the successor entity to be classified as other than a grantor trust for United States federal income tax purposes.

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS
                            ------------------------

     Section 10.1. Limitation of Rights of Securityholders to Terminate Trust.
                   ----------------------------------------------------------
Subject to SECTION 9.2, the death, incapacity, dissolution, liquidation, termination or bankruptcy of any Person having an interest, beneficial or otherwise, in Trust Securities shall not operate to terminate this Trust Agreement, dissolve, terminate or annul the Trust, nor entitle the legal representatives, successors or heirs of such Person or any Securityholder for such Person, to claim an accounting, take any action or bring any proceeding in any court for a partition or winding up of the arrangements contemplated hereby, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     Section 10.2. Amendment. (a) This Trust Agreement may be amended from time
                   ---------
to time by the Property Trustee, the Delaware Trustee, the Administrative Trustees and the Depositor, without the consent of any Securityholders, (i) to cure any ambiguity, correct or supplement any provision herein that may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Trust Agreement, which shall not be inconsistent with the other provisions of this Trust Agreement,
(ii) to modify, eliminate or add to any provisions of this Trust Agreement to such extent as shall be necessary to ensure that the Trust will be classified for United States federal income tax purposes as a grantor trust at all times that any Trust Securities are outstanding or to ensure that the Trust will not be required to register as an investment company under the 1940 Act; provided, however, that with respect to clause (i) any such action shall not adversely affect in any material respect the interests of any Securityholder or the Property Trustee or the Delaware Trustee, and any amendments of this Trust Agreement shall become effective when notice thereof is given to the Securityholders or (iii) to provide the Property Trustee with the authority to execute on behalf of the Administrative Trustees Definitive Capital Securities Certificates.

                   (b) Except as provided in SECTION 10.2(c) hereof, any provision of this Trust Agreement may be amended by the Trustees and the Depositor with (i) the consent of Trust Securityholders representing not less than a majority (based upon Liquidation Amounts) of the Trust Securities then Outstanding and (ii) receipt by the Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment will not affect the Trust's status as a grantor trust for United States federal income tax purposes or the Trust's exemption from status of an investment company under the 1940 Act.

                   (c) In addition to and notwithstanding any other provision in this Trust Agreement, without the consent of each affected Securityholder (such consent being obtained in accordance with SECTION 6.3 or 6.6 hereof), this Trust Agreement may not be amended to (i) change the amount or timing of any Distribution on the Trust Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Trust Securities as of a specified date or (ii) restrict the right of a Securityholder to institute suit for the enforcement of any such payment on or after such date; notwithstanding any other provision herein, without the unanimous consent of the Securityholders (such consent being obtained in accordance with SECTION 6.3 or 6.6 hereof), this paragraph (c) of this SECTION 10.2 may not be amended.

                   (d) Notwithstanding any other provisions of this Trust Agreement, no Trustee shall enter into or consent to any amendment to this Trust Agreement that would cause the Trust to fail or cease to qualify for the exemption from status of an investment company under the 1940 Act or fail or cease to be classified as a grantor trust for United States federal income tax purposes.

                   (e) Notwithstanding anything in this Trust Agreement to the contrary, without the consent of the Depositor, this Trust Agreement may not be amended in a manner that imposes any additional obligation on the Depositor.

                   (f) In the event that any amendment to this Trust Agreement is made, the Administrative Trustees shall promptly provide to the Depositor a copy of such amendment.

                   (g) Neither the Property Trustee nor the Delaware Trustee shall be required to enter into any amendment to this Trust Agreement that affects its own rights, duties or immunities under this Trust Agreement. The Property Trustee shall be entitled to receive an Opinion of Counsel and an Officers' Certificate stating that any amendment to this Trust Agreement is in compliance with this Trust Agreement.

     Section 10.3. Separability. In case any provision in this Trust Agreement
                   ------------
or in the Trust Securities Certificates is invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 10.4. Governing Law. THIS TRUST AGREEMENT AND THE RIGHTS OF THE
                   -------------
PARTIES HEREUNDER SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE AND ALL RIGHTS AND REMEDIES SHALL BE GOVERNED BY SUCH LAWS WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION THAT WOULD CALL FOR THE APPLICATION OF THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE; PROVIDED, HOWEVER, THAT THERE SHALL NOT BE APPLICABLE TO THE PARTIES HEREUNDER OR THIS TRUST AGREEMENT ANY PROVISION OF THE LAWS (STATUTORY OR COMMON) OF THE STATE OF DELAWARE PERTAINING TO TRUSTS THAT RELATE TO OR REGULATE, IN A MANNER INCONSISTENT WITH THE TERMS HEREOF (A) THE FILING WITH ANY COURT OR GOVERNMENTAL BODY OR AGENCY OF TRUSTEE ACCOUNTS OR SCHEDULES OF TRUSTEE FILES AND CHARGES,
(B) AFFIRMATIVE REQUIREMENTS TO POST BONDS FOR TRUSTEES, OFFICERS, AGENTS OR EMPLOYEES OF A TRUST, (C) THE NECESSITY FOR OBTAINING COURT OR OTHER GOVERNMENTAL APPROVAL CONCERNING THE ACQUISITION, HOLDING OR DISPOSITION OF REAL OR PERSONAL PROPERTY, (D) FEES OR OTHER SUMS PAYABLE TO TRUSTEES, OFFICERS, AGENTS OR EMPLOYEES OF A TRUST, (E) THE ALLOCATION OF RECEIPTS AND EXPENDITURES TO INCOME OR PRINCIPAL, (F) RESTRICTIONS OR LIMITATIONS ON THE PERMISSIBLE NATURE, AMOUNT OR CONCENTRATION OF THE TRUST INVESTMENTS OR REQUIREMENTS RELATING TO THE TITLING, STORAGE OR OTHER MANNER OF HOLDING OR INVESTING TRUST ASSETS OR (G) THE ESTABLISHMENT OF FIDUCIARY OR OTHER STANDARDS OF

RESPONSIBILITY OR LIMITATIONS ON THE ACTS OR POWERS OF TRUSTEES THAT ARE INCONSISTENT WITH THE LIMITATIONS OR LIABILITIES OR AUTHORITIES AND POWERS OF THE TRUSTEES HEREUNDER AS SET FORTH OR REFERENCED IN THIS DECLARATION.
SECTION 3540 OF TITLE 12 OF THE DELAWARE CODE SHALL NOT APPLY TO THE TRUST.

     Section 10.5. Payments Due on Non-Business Day. If the date fixed for any
                   --------------------------------
payment on any Trust Security is a day that is not a Business Day, then such payment need not be made on such date but may be made on the next succeeding day that is a Business Day, with the same force and effect as though made on the date fixed for such payment, and no interest shall accrue thereon for the period after such date.

     Section 10.6. Successors. This Trust Agreement shall be binding upon and
                   ----------
shall inure to the benefit of any successor to the Depositor, the Trust or the Relevant Trustee, including any successor by operation of law. Except in connection with a consolidation, merger, conversion or sale involving the Depositor that is permitted under Article Eleven of the Indenture and pursuant to which the assignee agrees in writing to perform the Depositor's obligations hereunder, the Depositor shall not assign its obligations hereunder.

     Section 10.7. Headings. The Article and Section headings are for
                   --------
convenience only and shall not affect the construction of this Trust Agreement.

     Section 10.8. Reports, Notices and Demands. Any report, notice, demand or
                   ----------------------------
other communication that by any provision of this Trust Agreement is required or permitted to be given or served to or upon any Securityholder or the Depositor may be given or served in writing by deposit thereof, first-class postage prepaid, in the United States mail, hand delivery or facsimile transmission, in each case, addressed, (a) in the case of a Holders of Capital Securities, to such Capital Securityholder as such Securityholder's name and address may appear on the Securities Register; and (b) in the case of the Holder of Common Securities or the Depositor, to DPL Inc., Courthouse Plaza Southwest, Dayton, Ohio 45402, Attention: Treasurer, facsimile no.: 937-259-7368. Such notice, demand or other communication to or upon a Securityholder shall be deemed to have been sufficiently given or made, for all purposes, upon hand delivery, mailing or transmission.

     Any notice, demand or other communication that by any provision of this Trust Agreement is required or permitted to be given or served to or upon the Trust, the Property Trustee, the Delaware Trustee or the Administrative Trustees shall be given in writing addressed (until another address is published by the Trust) as follows: (a) with respect to the Property Trustee to The Bank of New York, 101 Barclay Street, Floor 21 West, New York, New York 10286, Attention:
Corporate Trust Administration, (b) with respect to the Delaware Trustee, to The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware, 19711 Attention: Corporate Trust Department, with a copy to the Property Trustee at the address in (a) above for notice to the Property Trustee, and (c) with respect to the Administrative Trustees, to them at the address above for notices to the Depositor, marked "Attention: Administrative Trustees of DPL Capital Trust II." Such notice, demand or other communication to or upon the Trust or the Property Trustee or the Delaware Trustee shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Trust or the Property Trustee (whether given to the Property Trustee or the Delaware Trustee).

     Section 10.9. Agreement Not to Petition. Each of the Trustees and the
                   -------------------------
Depositor agree for the benefit of the Securityholders that, until at least one year and one day after the Trust has been terminated in accordance with Article IX, they shall not file, or join in the filing of, a petition against the Trust under any bankruptcy, insolvency, reorganization or other similar law (including, without limitation, the United States Bankruptcy Code) (collectively, "BANKRUPTCY LAWS") or otherwise join in the commencement of any proceeding against the Trust under any Bankruptcy Law. In the event the Depositor takes action in violation of this SECTION 10.9, the Property Trustee agrees, for the benefit of Securityholders, that at the expense of the Depositor, it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such petition by the Depositor against the Trust or the commencement of such action and raise the defense that the Depositor has agreed in writing not to take such action and should be stopped and precluded therefrom and such other defenses, if any, as counsel for the Trustee or the Trust may assert. The provisions of this SECTION 10.9 shall survive the termination of this Trust Agreement.

     Section 10.10. Trust Indenture Act; Conflict with Trust Indenture Act.
                    ------------------------------------------------------
(a) This Trust Agreement is intended to be in conformity with the provisions of the Trust Indenture Act that would be required to be part of this Trust Agreement if this Trust Agreement were qualified under the Trust Indenture Act and shall, to the extent applicable, be governed by such provisions.

                   (b) The Property Trustee shall be the only Trustee that is a trustee for the purposes of the Trust Indenture Act.

                   (c) If any provision hereof limits, qualifies or conflicts with the duties imposed under Sections 310 through 318 of the Trust Indenture Act if this Trust Agreement were qualified under the Trust Indenture Act, such duties shall control. If any provision of this Trust Agreement modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the latter provision shall be deemed to apply to this Trust Agreement as so modified or excluded, as the case may be.

                   (d) The application of the Trust Indenture Act to this Trust Agreement shall not affect the nature of the Trust Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

     Section 10.11. Acceptance of Terms of Trust Agreement, Guarantee and
                    -----------------------------------------------------
Indenture. THE RECEIPT AND ACCEPTANCE OF A TRUST SECURITY OR ANY INTEREST
---------
THEREIN BY OR ON BEHALF OF A SECURITYHOLDER OR ANY BENEFICIAL OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE SECURITYHOLDER AND ALL OTHERS HAVING A BENEFICIAL INTEREST IN SUCH TRUST SECURITY OF ALL THE TERMS AND PROVISIONS OF THIS TRUST AGREEMENT AND AGREEMENT TO THE SUBORDINATION PROVISIONS AND OTHER TERMS OF THE GUARANTEE AND THE INDENTURE, AND SHALL CONSTITUTE THE AGREEMENT OF THE TRUST, SUCH

SECURITYHOLDER AND SUCH OTHERS THAT THE TERMS AND PROVISIONS OF THIS TRUST AGREEMENT SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS BETWEEN THE TRUST AND SUCH SECURITYHOLDER AND SUCH OTHERS.

     Section 10.12. Counterparts. This Trust Agreement may be executed in any
                    ------------
number of counterparts, each of which so executed shall be deemed to be an original; but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties have executed this Amended and Restated Trust Agreement of DPL Capital Trust II as of the date first above written.


                                        DPL INC.


                                        By:    /s/ Elizabeth M. McCarthy
                                           -------------------------------------
                                           Name:   Elizabeth M. McCarthy
                                           Title:


                                        THE BANK OF NEW YORK,
                                        as Property Trustee


                                        By:    /s/ Paul J. Schmalzel
                                           -------------------------------------
                                           Name:   Paul J. Schmalzel
                                           Title:


                                        THE BANK OF NEW YORK (DELAWARE),
                                        as Delaware Trustee


                                        By:    /s/ William T. Lewis
                                           -------------------------------------
                                           Name:   William T. Lewis
                                           Title:


                                        /s/ Stephen F. Koziar, Jr.
                                        ----------------------------------------
                                        Stephen F. Koziar, Jr.
                                        as Administrative Trustee


                                        /s/ Allen M. Hill
                                        ----------------------------------------
                                        Allen M. Hill
                                        as Administrative Trustee

                                    EXHIBIT A

                              CERTIFICATE OF TRUST

                                       OF

                              DPL CAPITAL TRUST II

     THIS Certificate of Trust of DPL Capital Trust II (the "Trust"), dated as of August 23, 2001, is being duly executed and filed by the undersigned, as trustees, to form a business trust under the Delaware Business Trust Act (12 Del. C. (S)3801, et seq.).

     1.   Name. The name of the business trust formed hereby is DPL Capital
          ----
Trust II.

     2.   Delaware Trustee. The name and business address of the trustee of the
          ----------------
Trust in the State of Delaware are The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware, 19711 Attention: Corporate Trust Department.

     3.   Effective Date. This Certificate of Trust shall be effective upon
          --------------
filing.

         IN WITNESS WHEREOF, the undersigned, being all of the trustees of the Trust, have executed this Certificate of Trust as of the date first-above written.


                                        THE BANK OF NEW YORK (DELAWARE)
                                        not in its individual capacity
                                        but solely as trustee of the Trust


                                        /s/ William T. Lewis
                                        ----------------------------------------
                                        William T. Lewis
                                        Senior Vice President


                                        /s/ Stephen F. Koziar, Jr.
                                        ----------------------------------------
                                        not in his individual capacity
                                        but solely as trustee of the Trust

                                    EXHIBIT B

                          FORM OF 144A GLOBAL SECURITY

     This Capital Security is a 144A Global Security within the meaning of the Trust Agreement hereinafter referred to and is registered in the name of The Depository Trust Company (the "DEPOSITORY") or a nominee of the Depository. This Capital Security is exchangeable for Capital Securities registered in the name of a person other than the Depository or its nominee only in the limited circumstances described in the Trust Agreement and no transfer of this Capital Security (other than a transfer of this Capital Security as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) may be registered except in limited circumstances.

     Unless this Capital Security is presented by an authorized representative of The Depository Trust Company ("DTC"), a New York corporation (55 Water Street, New York), to DPL Capital Trust II or its agent for registration of transfer, exchange or payment, and any Capital Security issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

               THE CAPITAL SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, EACH HOLDER OF THE CAPITAL SECURITIES EVIDENCED HEREBY, AND EACH PERSON THAT ACQUIRES A BENEFICIAL INTEREST IN SUCH CAPITAL SECURITIES, (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501 (a)(1),(2),(3) OR (7) UNDER THE SECURITIES ACT) ("INSTITUTIONAL ACCREDITED INVESTOR") OR
               (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THE CAPITAL SECURITIES EVIDENCED HEREBY IN AN OFFSHORE TRANSACTION, (2) AGREES THAT IT WILL NOT, PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE CAPITAL SECURITIES EVIDENCED HEREBY UNDER RULE 144(k) UNDER THE SECURITIES ACT

               (OR ANY SUCCESSOR PROVISION), OFFER, RESELL OR OTHERWISE TRANSFER SUCH CAPITAL SECURITIES EXCEPT (A) TO DPL INC. OR A SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED
               STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (D) INSIDE THE UNITED
               STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE BANK OF NEW YORK, AS PROPERTY TRUSTEE, A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS
               AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF
               SUCH CAPITAL SECURITIES (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE), (E) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT OR (F) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY
               RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) AND (G) IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE
               JURISDICTION AND (3) AGREES THAT IT WILL DELIVER TO EACH
               PERSON TO WHOM THE CAPITAL SECURITIES EVIDENCED HEREBY ARE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS
               LEGEND. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR A PURCHASER WHO IS NOT A U.S. PERSON,
               THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE BANK
               OF NEW YORK, AS PROPERTY TRUSTEE, SUCH CERTIFICATIONS OR OTHER INFORMATION AS DPL INC. MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR
               IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED AFTER THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE CAPITAL SECURITIES EVIDENCED HEREBY UNDER RULE 144(k) UNDER
               THE SECURITIES ACT OR SUCH EARLIER TIME AS A TRANSFER OF SUCH CAPITAL SECURITIES IS MADE PURSUANT TO AN EFFECTIVE
               REGISTRATION STATEMENT UNDER THE SECURITIES ACT. AS USED
               HEREIN, THE TERMS "OFFSHORE TRANSACTION" "UNITED STATES" AND

               "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

               BY ITS ACCEPTANCE OF THE CAPITAL SECURITIES EVIDENCED HEREBY OR A BENEFICIAL INTEREST IN SUCH CAPITAL SECURITIES, THE HOLDER OF, AND ANY PERSON THAT ACQUIRES A BENEFICIAL INTEREST IN, SUCH CAPITAL SECURITIES AGREES TO BE BOUND BY THE PROVISIONS OF THE EXCHANGE AND REGISTRATION RIGHTS AGREEMENT, DATED AS OF AUGUST 24, 2001, AND RELATING TO THE REGISTRATION UNDER THE SECURITIES ACT OF (1) CAPITAL SECURITIES EXCHANGEABLE FOR THE CAPITAL SECURITIES EVIDENCED HEREBY AND REGISTRATION OF THE CAPITAL SECURITIES EVIDENCED HEREBY, (2) THE GUARANTEE BY DPL INC. IN RESPECT OF SUCH CAPITAL SECURITIES AND (3) THE 8 1/8% JUNIOR SUBORDINATED DEFERRABLE INTEREST DEBENTURES DUE SEPTEMBER 1, 2031 ISSUED BY DPL INC.

CERTIFICATE NUMBER R-1                                     CUSIP NO. 23330A AA 8
                                                           ISIN NO. US23330AAA88


                    CERTIFICATE EVIDENCING CAPITAL SECURITIES

                                       OF

                              DPL CAPITAL TRUST II

                           8 1/8% CAPITAL SECURITIES,

                (LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY)

     DPL Capital Trust II, a statutory business trust created under the laws of the State of Delaware (the "TRUST"), hereby certifies that Cede & Co. (the "HOLDER") is the registered owner of the number of Capital Securities of the Trust specified in Schedule I hereto representing an undivided beneficial
                   ----------
interest in the assets of the Trust and designated the DPL Capital Trust II
8 1/8% Capital Securities (Liquidation Amount $1,000 per Capital Security) (the "CAPITAL SECURITIES"). The Capital Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in
Section 5.4 of the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities are set forth in, and this certificate and the Capital Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust dated as of August 31, 2001, as the same may be amended from time to time (the "TRUST AGREEMENT"), including the designation of the terms of Capital Securities as set forth therein. The Holder is entitled to the benefits of the Capital Securities Guarantee Agreement entered into by DPL Inc., an Ohio corporation, and The Bank of New York, as guarantee trustee, dated as of August 31, 2001 (the "GUARANTEE"), to the extent provided therein. The Trust will furnish a copy of the Trust Agreement and the Guarantee to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

     Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

     By its acceptance of this certificate representing Capital Securities or a beneficial interest in such Capital Securities, the owner of, and any person that acquires a beneficial interest in, such Capital Securities, agrees to treat the Debentures described in the Trust Agreement as indebtedness and the Capital Securities as evidence of indirect beneficial ownership in such indebtedness for tax purposes.

     In Witness Whereof, one of the Administrative Trustees of the Trust has executed this certificate as of this ___ day of __________, ______.


                                        DPL CAPITAL TRUST II


                                        By:
                                             -----------------------------------
                                             Name:
                                             Administrative Trustee

                                   SCHEDULE I

                              144A GLOBAL SECURITY

     The initial number of Capital Securities evidenced by this 144A Global Security is ____________________.

    CHANGES TO NUMBER OF CAPITAL SECURITIES EVIDENCED BY 144A GLOBAL SECURITY
--------------------------------------------------------------------------------
              Number of Capital
          Securities by which this
          144A Global Security is to
           be Reduced or Increased,       Remaining Capital
           and Reason for Reduction     Securities Represented by     Notation
  Date           or Increase             this 144A Global Security    Made by

--------------------------------------------------------------------------------

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                                      B-6

                                    EXHIBIT C

                      FORM OF REGULATION S GLOBAL SECURITY

     This Capital Security is a Regulation S Global Security within the meaning of the Trust Agreement hereinafter referred to and is registered in the name of The Depository Trust Company (the "DEPOSITORY") or a nominee of the Depository. This Capital Security is exchangeable for Capital Securities registered in the name of a person other than the Depository or its nominee only in the limited circumstances described in the Trust Agreement and no transfer of this Capital Security (other than a transfer of this Capital Security as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) may be registered except in limited circumstances.

     Unless this Capital Security is presented by an authorized representative of The Depository Trust Company ("DTC"), a New York Corporation (55 Water Street, New York), to DPL Capital Trust II or its agent for registration of transfer, exchange or payment, and any Capital Security issued is registered in the name of Cede & Co. or such other name as is requested by an authorized representative of DTC (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

              BY ITS ACCEPTANCE OF THE CAPITAL SECURITIES EVIDENCED HEREBY OR A BENEFICIAL INTEREST IN SUCH CAPITAL SECURITIES, THE HOLDER OF, AND ANY PERSON THAT ACQUIRES A BENEFICIAL INTEREST IN, SUCH CAPITAL SECURITIES AGREES (A) THAT PRIOR TO THE EXPIRATION OF THE DISTRIBUTION COMPLIANCE PERIOD (AS DEFINED IN THE TRUST AGREEMENT), BENEFICIAL INTERESTS IN THIS SECURITY MAY ONLY BE HELD BY CLEARING AGENCY PARTICIPANTS (AS DEFINED IN THE TRUST AGREEMENT) IN THE NAME OF A NOMINEE OF EUROCLEAR OR CLEARSTREAM (IN EACH CASE AS DEFINED IN THE TRUST AGREEMENT) AND (B) TO BE BOUND BY THE PROVISIONS OF THE EXCHANGE AND REGISTRATION RIGHTS AGREEMENT, DATED AS OF
              AUGUST 24, 2001, AND RELATING TO THE REGISTRATION UNDER THE SECURITIES ACT OF (1) CAPITAL SECURITIES EXCHANGEABLE FOR THE CAPITAL SECURITIES EVIDENCED HEREBY AND REGISTRATION OF THE CAPITAL SECURITIES EVIDENCED HEREBY, (2) THE GUARANTEE BY DPL INC. IN RESPECT OF SUCH CAPITAL SECURITIES AND (3) THE 8 1/8%

              JUNIOR SUBORDINATED DEFERRABLE INTEREST DEBENTURES DUE SEPTEMBER 1, 2031 ISSUED BY DPL INC.

CERTIFICATE NUMBER S-1                                     CUSIP NO. U26057 AA 4
                                                           ISIN NO. USU26057AA40


                    CERTIFICATE EVIDENCING CAPITAL SECURITIES

                                       OF

                              DPL CAPITAL TRUST II

                            8 1/8% CAPITAL SECURITIES

                (LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY)

     DPL Capital Trust II, a statutory business trust created under the laws of the State of Delaware (the "TRUST"), hereby certifies that Cede & Co. (the "HOLDER") is the registered owner of the number of Capital Securities of the Trust specified in Schedule I hereto representing an undivided beneficial interest in the assets of the Trust and designated the DPL Capital Trust II
8 1/8% Capital Securities (Liquidation Amount $1,000 per Capital Security) (the "CAPITAL SECURITIES"). The Capital Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in
Section 5.4 of the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities are set forth in, and this certificate and the Capital Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust dated as of August 31, 2001, as the same may be amended from time to time (the "TRUST AGREEMENT"), including the designation of the terms of Capital Securities as set forth therein. The Holder is entitled to the benefits of the Capital Securities Guarantee Agreement entered into by DPL Inc., an Ohio corporation, and The Bank of New York, as guarantee trustee, dated as of August 31, 2001 (the "GUARANTEE"), to the extent provided therein. The Trust will furnish a copy of the Trust Agreement and the Guarantee to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

     Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

     By its acceptance of this certificate representing Capital Securities or a beneficial interest in such Capital Securities, the owner of, and any person that acquires a beneficial interest in, such Capital Securities, agrees to treat the Debentures described in the Trust Agreement as indebtedness and the Capital Securities as evidence of indirect beneficial ownership in such indebtedness for tax purposes.

     IN WITNESS WHEREOF, one of the Administrative Trustees of the Trust has executed this certificate.


                                        DPL CAPITAL TRUST II


                                        By:
                                             -----------------------------------
                                             Name:
                                             Administrative Trustee


Dated:  ________________

                                   SCHEDULE I

                          REGULATION S GLOBAL SECURITY

     The initial number of Capital Securities evidenced by this Regulation S Global Security is __________.

        CHANGES TO NUMBER OF CAPITAL SECURITIES EVIDENCED BY REGULATION S
                                 GLOBAL SECURITY
--------------------------------------------------------------------------------
             Number of Capital
          ecurities by which this
            Regulation S Global           Remaining Capital
         Security is to be Reduced    Securities Represented by
         or Increased, and Reason         this Regulation S           Notation
  Date  for Reduction or Increase         Global Security             Made by

--------------------------------------------------------------------------------

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--------------------------------------------------------------------------------

                                    EXHIBIT D

                 FORM OF DEFINITIVE CAPITAL SECURITY CERTIFICATE

     THE CAPITAL SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, EACH HOLDER OF THE CAPITAL SECURITIES EVIDENCED HEREBY, AND EACH PERSON THAT ACQUIRES A BENEFICIAL INTEREST IN SUCH CAPITAL SECURITIES, (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES
ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN
RULE 501 (a)(1),(2),(3) OR (7) UNDER THE SECURITIES ACT) ("INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THE CAPITAL SECURITIES EVIDENCED HEREBY IN AN OFFSHORE TRANSACTION, (2) AGREES THAT IT WILL NOT, PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE CAPITAL SECURITIES EVIDENCED HEREBY UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), OFFER, RESELL OR OTHERWISE TRANSFER SUCH CAPITAL SECURITIES EXCEPT (A) TO DPL INC. OR A SUBSIDIARY THEREOF,
(B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT,
(C) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (D) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE BANK OF NEW YORK, AS PROPERTY TRUSTEE, A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF SUCH CAPITAL SECURITIES (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE),
(E) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT OR (F) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) AND (G) IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE CAPITAL SECURITIES EVIDENCED HEREBY ARE TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR A PURCHASER WHO IS NOT A U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE BANK OF NEW YORK, AS PROPERTY TRUSTEE, SUCH CERTIFICATIONS OR OTHER INFORMATION AS DPL INC. MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED AFTER THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE CAPITAL SECURITIES

EVIDENCED HEREBY UNDER RULE 144(k) UNDER THE SECURITIES ACT OR SUCH EARLIER TIME AS A TRANSFER OF SUCH CAPITAL SECURITIES IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

     BY ITS ACCEPTANCE OF THE CAPITAL SECURITIES EVIDENCED HEREBY OR A BENEFICIAL INTEREST IN SUCH CAPITAL SECURITIES, THE HOLDER OF, AND ANY PERSON THAT ACQUIRES A BENEFICIAL INTEREST IN, SUCH CAPITAL SECURITIES, AGREES TO BE BOUND BY THE PROVISIONS OF THE EXCHANGE AND REGISTRATION RIGHTS AGREEMENT, DATED AS OF AUGUST 24, 2001, AND RELATING TO THE REGISTRATION UNDER THE SECURITIES ACT OF (1) CAPITAL SECURITIES EXCHANGEABLE FOR THE CAPITAL SECURITIES EVIDENCED HEREBY AND REGISTRATION OF THE CAPITAL SECURITIES EVIDENCED HEREBY, (2) THE GUARANTEE BY DPL INC. IN RESPECT OF SUCH CAPITAL SECURITIES AND (3) THE 8 1/8% JUNIOR SUBORDINATED DEFERRABLE INTEREST DEBENTURES DUE SEPTEMBER 1, 2031 ISSUED BY DPL INC.

CERTIFICATE NUMBER AI-1                             NUMBER OF CAPITAL SECURITIES
                                                           --------------


                    CERTIFICATE EVIDENCING CAPITAL SECURITIES

                                       OF

                              DPL CAPITAL TRUST II

                            8 1/8% CAPITAL SECURITIES

                (LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY)

     DPL Capital Trust II, a statutory business trust created under the laws of the State of Delaware (the "TRUST"), hereby certifies that _____________________ (the "HOLDER") is the registered owner of ____________________________ of the Trust representing an undivided beneficial interest in the assets of the Trust and designated the DPL Capital Trust II 8 1/8% Capital Securities (Liquidation Amount $1,000 per Capital Security) (the "CAPITAL SECURITIES"). The Capital Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.4 of the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities are set forth in, and this certificate and the Capital Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust dated as of August 31, 2001, as the same may be amended from time to time (the "TRUST AGREEMENT"), including the designation of the terms of Capital Securities as set forth therein. The Holder is entitled to the benefits of the Guarantee Agreement entered into by DPL Inc., an Ohio corporation, and The Bank of New York, as guarantee trustee, dated as of August 31, 2001 (the "GUARANTEE"), to the extent provided therein. The Trust will furnish a copy of the Trust Agreement and the Guarantee to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

     Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

     By its acceptance of this certificate representing Capital Securities or a beneficial interest in such Capital Securities, the owner of, and any person that acquires a beneficial interest in, such Capital Securities, agrees to treat the Debentures described in the Trust Agreement as indebtedness and the Capital Securities as evidence of indirect beneficial ownership in such indebtedness for tax purposes.

     In Witness Whereof, one of the Administrative Trustees of the Trust has executed this certificate as of this ___ day of __________, _____.


                                        DPL CAPITAL TRUST II


                                        By:
                                             -----------------------------------
                                             Name:
                                             Administrative Trustee

                               FORM OF ASSIGNMENT

For value received ________________ hereby sell(s), assign(s) and transfer(s)
unto
      ------------------------------------------------------------------------

------------------------------------------------------------------------------

                     (Please insert social security or other
                  taxpayer identification number of assignee.)

the within security and hereby irrevocably constitutes and appoints _________________________ attorney to transfer the said security on the books of the Trust, with full power of substitution in the premises.

In connection with any transfer of the within security occurring prior to such date as restrictions on the transfer of such security imposed by the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations thereunder, are terminated in accordance with the Trust Agreement, the undersigned confirms that such security is being transferred:

          [ ] To DPL Inc. or a subsidiary thereof; or

          [ ] Pursuant to an effective registration statement under the Securities Act; or

          [ ] Pursuant to and in compliance with Rule 144A under the Securities Act; or

          [ ] To an Institutional Accredited Investor pursuant to and in compliance with the Securities Act; or

          [ ] Pursuant to and in compliance with Regulation S under the Securities Act; or

          [ ] Pursuant to and in compliance with Rule 144 under the Securities Act;

and unless the box below is checked, the undersigned confirms that such security is not being transferred to an "affiliate" of the Trust as defined in Rule 144 under the Securities Act (an "AFFILIATE"):

          [ ] The transferee is an Affiliate of the Trust.

[IF CAPITAL SECURITY IS AN EXCHANGE CAPITAL SECURITY, INSERT -
FORM OF ASSIGNMENT


For Value Received, the undersigned assigns and transfers this Capital Security to:__________________________________________________________ (Insert assignee's social security or tax identification number)

----------------------------------------
(Insert address and zip code of assignee)

and irrevocably appoints _____________________________ agent to transfer this Capital Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:

Signature(s):

                    ---------------------------------------

                    ---------------------------------------
                 (Sign exactly as your name appears on the other
                   side of this Capital Security Certificate)

NOTICE: THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17AD-15.

Dated: ___________________

                                        ----------------------------------------

                                        ----------------------------------------
                                        Signature(s)

                                        Signature(s) must be
                                        guaranteed by a commercial
                                        bank or trust company or a
                                        member firm of a major
                                        stock exchange.


                                        ----------------------------------------
                                        Signature Guarantee



NOTICE: The above signatures of the holder(s) hereof must correspond with the name as written upon the face of this Security in every particular, without alteration or enlargement or any change whatever.

                                    EXHIBIT E

                      THIS CERTIFICATE IS NOT TRANSFERABLE

CERTIFICATE NUMBER C-____                            NUMBER OF COMMON SECURITIES

                                                        ------------------------


                    CERTIFICATE EVIDENCING COMMON SECURITIES
                                       OF
                              DPL CAPITAL TRUST II
                 (LIQUIDATION AMOUNT $1,000 PER COMMON SECURITY)

     DPL Capital Trust II, a statutory business trust created under the laws of the State of Delaware (the "TRUST"), hereby certifies that DPL Inc., an Ohio corporation, (the "HOLDER") is the registered owner of ___________________________ Common Securities of the Trust representing an undivided beneficial interest in the assets of the Trust and designated the Common Securities (Liquidation Amount $1,000 per Common Security) (the "COMMON SECURITIES"). In accordance with Section 5.10 of the Trust Agreement (as defined below) the Common Securities are not transferable and any attempted transfer hereof shall be void. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth in, and this certificate and the Common Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust dated as of August 31, 2001, as the same may be amended from time to time (the "TRUST AGREEMENT"), including the designation of the terms of the Common Securities as set forth therein. The Trust will furnish a copy of the Trust Agreement to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

     Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

     By its acceptance of this certificate representing Common Securities or a beneficial interest in such Common Securities, the owner of, and any person that acquires a beneficial interest in, such Common Securities, agrees to treat the Debentures described in the Trust Agreement as indebtedness and the Common Securities as evidence of indirect beneficial ownership in such indebtedness for tax purposes.

     In WITNESS WHEREOF, one of the Administrative Trustees of the Trust has executed this certificate as of this ___ day of _______, _____.


                                        DPL CAPITAL TRUST II


                                        By:
                                             -----------------------------------
                                             Name:
                                             Administrative Trustee

                                    EXHIBIT F

                         FORM OF LETTER TO BE DELIVERED
                      BY INSTITUTIONAL ACCREDITED INVESTORS

DPL Inc.
Courthouse Plaza Southwest
Dayton, Ohio  45402

DPL Capital Trust II
Courthouse Plaza Southwest
Dayton, Ohio  45402

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York  10036

Ladies and Gentlemen:

     We understand that the 8 1/8% Capital Securities, (Liquidation Amount $1,000 per Capital Security) (the "CAPITAL SECURITIES"), of DPL Capital
Trust II, a Delaware business trust (including the guarantee (the "GUARANTEE") of DPL Inc. ("DPL") executed in connection therewith), and the 8 1/8% Junior Subordinated Deferrable Interest Debentures due September 1, 2031 of DPL (the "DEBENTURES," and, together with the Capital Securities and the Guarantee, the "SECURITIES") are being offered in a transaction not involving any public offering within the United States within the meaning of the Securities Act of 1933, as amended (the "SECURITIES ACT"), and that the Securities have not been registered under the Securities Act, and we agree, on our own behalf and on behalf of each account for which we acquire any Capital Securities, that if, prior to the expiration of the holding period applicable to sales of any Security under Rule 144(k) under the Securities Act, we decide to offer, resell or otherwise transfer such Security, such Security may be offered, resold or otherwise transferred only (i) to DPL or a subsidiary thereof, (ii) pursuant to an effective registration statement under the Securities Act, (iii) inside the United States to a person who is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in compliance with Rule 144A under the Securities Act, (iv) inside the United States to an Institutional Accredited Investor (as defined below) that, prior to such transfer, furnishes to the Property Trustee a signed letter in the form hereof, and such other opinions and certifications that the Property Trustee may request, (v) outside the United States in compliance with Rule 904 under the Securities Act or (vi) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if available) and (vii) in each case, in accordance with any applicable securities laws of the States of the United States or any other applicable jurisdiction and in accordance with the legend set forth on the Capital Securities and the Debentures. We further agree to provide any person purchasing any of the Capital Securities or the Debentures from us a notice advising such purchaser that resales of such securities are restricted as stated herein. We understand that any Capital Securities will bear a legend reflecting the substance of this paragraph.

     We confirm that:

          (i) we are an "accredited investor" within the meaning of Rule 501(a)(1), (2) or (3) under the Securities Act or an entity in which all of the equity owners are accredited investors within the meaning of Rule 501(a)(1), (2) or (3) under the Securities Act (an "Institutional Accredited Investor");

          (ii) (A) any purchase of Capital Securities by us will be for our own account or for the account of one or more other Institutional Accredited Investors or as fiduciary for the account of one or more trusts, each of which is an "accredited investor" within the meaning of Rule 501(a)(7) under the Securities Act and for each of which we exercise sole investment discretion or (B) we are a "bank," within the meaning of Section 3(a)(2) of the Securities Act, or a "savings and loan association" or other institution described in Section 3(a)(5)(A) of the Securities Act that is acquiring Capital Securities as fiduciary for the account of one or more institutions for which we exercise sole investment discretion;

          (iii) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of an investment in the Capital Securities;

          (iv) we are not acquiring Capital Securities with a view to resale or distribution thereof or with any present intention of offering or selling Capital Securities, except as permitted above; provided that the disposition of our property and property of any accounts for which we are acting as fiduciary shall remain at all times within our control; and

          (v) we have had access to such financial and other information and have been afforded the opportunity to ask such questions of representatives of DPL Inc. and receive answers thereto, as we deem necessary in connection with our decision to purchase Capital Securities.

     We acknowledge that you and others will rely upon our confirmations, acknowledgments and agreements set forth herein, and we agree to notify you promptly in writing if any of our representations or warranties herein ceases to be accurate and complete.

     THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

                                        (Name of Purchaser)


                                        ----------------------------------------
                                        Name:
                                        Title:
                                        Address:

                                    EXHIBIT G


                          FORM OF TRANSFER CERTIFICATE
              144A GLOBAL SECURITY TO REGULATION S GLOBAL SECURITY

The Bank of New York
101 Barclay Street, 21 West
New York, New York, 10286
Attention:  Corporate Trust Administration

     Re:  DPL Capital Trust II

     Private Capital Securities

     Reference is hereby made to the Amended and Restated Trust Agreement, dated as of August 31, 2001 (the "TRUST AGREEMENT"), among DPL Inc., The Bank of New York, as Property Trustee, The Bank of New York (Delaware), as Delaware Trustee, the Administrative Trustees named therein and the holders, from time to time, of undivided beneficial interests in the assets of DPL Capital Trust II. Capitalized terms used but not defined herein shall have the meanings given to them in the Trust Agreement.

     This letter relates to _________________ Private Capital Securities which are evidenced by a 144A Global Security (CUSIP No. 23330A AA 8) and held with the Clearing Agency indirectly in the name of [_________________] (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in such Private Capital Securities to a Person that will take delivery thereof in a transaction effected pursuant to and in accordance with Rule 904 under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor does hereby further certify that:

     The offer of such Private Capital Securities was not made to a person in the United States;

     (A)  either:

     (i) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed that the transferee was outside the United States, or

     (ii) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was pre-arranged with a buyer in the United States;

     (B) no directed selling efforts have been made in contravention of the requirements of 904(b) under the Securities Act, as applicable;

     (C) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

     (D) we have advised the transferee of the transfer restrictions applicable to such Private Capital Securities.

     You, the Trust and the Initial Purchaser are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby. Terms used in this certificate and not otherwise defined herein or in the Trust Agreement have the meanings set forth in Regulation S under the Securities Act.

Dated:__________________

                                        [Insert Name of Transferor]


                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                        (If the registered owner is
                                        a corporation, partnership
                                        or fiduciary, the title of
                                        the Person signing on
                                        behalf of such registered
                                        owner must be stated.)

                                    EXHIBIT H

                          FORM OF TRANSFER CERTIFICATE
              REGULATION S GLOBAL SECURITY TO 144A GLOBAL SECURITY

The Bank of New York
101 Barclay Street, 21 West
New York, New York, 10286
Attention:  Corporate Trust Administration

     Re:  DPL Capital Trust II

     Private Capital Securities

     Reference is hereby made to the Amended and Restated Trust Agreement, dated as of August 31, 2001 (the "TRUST AGREEMENT"), among DPL Inc., The Bank of New York, as Property Trustee, The Bank of New York (Delaware), as Delaware Trustee, the Administrative Trustees named therein and the holders, from time to time, of undivided beneficial interests in the assets of DPL Capital Trust II. Capitalized terms used but not defined herein shall have the meanings given to them in the Trust Agreement.

     This letter relates to _________________ Private Capital Securities which are evidenced by a Regulation S Global Security (CUSIP No. U26057 AA 4) and held with the Clearing Agency indirectly in the name of [_________________] (the "TRANSFEROR"). The Transferor has requested a transfer of such beneficial interest in such Private Capital Securities to a Person that will take delivery thereof in a transaction effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "SECURITIES ACT"), and, accordingly, the Transferor does hereby certify that (i) the Transferor's interest in such Private Capital Securities is being transferred in accordance with the transfer restrictions set forth in the Trust Agreement; and
(ii) the transferee is a person who the Transferor reasonably believes is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act, purchasing for its own account or the account of a qualified institutional buyer in a transaction meeting the requirements of Rule 144A, in accordance with all applicable securities laws of the states of the United States and other jurisdictions.

     You, the Trust and the Initial Purchaser are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

Dated:__________________

                                        [Insert Name of Transferor]


                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                        (If the registered owner is
                                        a corporation, partnership
                                        or fiduciary, the title of
                                        the Person signing on
                                        behalf of such registered
                                        owner must be stated.)

                                    EXHIBIT I

                        FORM OF PRIVATE PLACEMENT LEGEND

THE CAPITAL SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, EACH HOLDER OF THE CAPITAL SECURITIES EVIDENCED HEREBY, AND EACH PERSON THAT ACQUIRES A BENEFICIAL INTEREST IN SUCH CAPITAL SECURITIES, (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501 (a)(1),(2),(3) OR
(7) UNDER THE SECURITIES ACT) ("INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THE CAPITAL SECURITIES EVIDENCED HEREBY IN AN OFFSHORE TRANSACTION, (2) AGREES THAT IT WILL NOT, PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE CAPITAL SECURITIES EVIDENCED HEREBY UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), OFFER, RESELL OR OTHERWISE TRANSFER SUCH CAPITAL SECURITIES EXCEPT (A) TO DPL INC. OR A SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (D) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE BANK OF NEW YORK, AS PROPERTY TRUSTEE, A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF SUCH CAPITAL SECURITIES (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE), (E) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT OR (F) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) AND
(G) IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE CAPITAL SECURITIES EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR A PURCHASER WHO IS NOT A U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE BANK OF NEW YORK, AS PROPERTY TRUSTEE, SUCH CERTIFICATIONS OR OTHER INFORMATION AS DPL INC. MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED

AFTER THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THE CAPITAL SECURITIES EVIDENCED HEREBY UNDER RULE 144(k) UNDER THE SECURITIES ACT OR SUCH EARLIER TIME AS A TRANSFER OF SUCH CAPITAL SECURITIES IS MADE PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.


                                      J-2